                                                                    EXHIBIT 99.1

                          INDEPENDENT AUDITORS' REPORT


The Partners
MeriStar Hospitality Operating Partnership, L.P.:

Under date of February 12, 2004, except as to note 17, which is dated as of March 8, 2004, we reported on the consolidated balance sheets of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of operations, partners' capital and cash flows for each of the years in the three-year period ended December 31, 2003, included in MeriStar Hospitality Operating Partnership, L.P.'s annual report of Form 10-K for the year 2003. Our audits were made for the purpose of forming an opinion on the consolidated financial statements of MeriStar Hospitality Operating Partnership, L.P. and subsidiaries taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Our report on the consolidated financial statements and the related financial statement schedule of MeriStar Hospitality Operating Partnership, L.P. refers to the adoption of Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets in 2002 and SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections in 2003.

/s/ KPMG LLP

McLean, VA
February 12, 2004

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                       MERISTAR        NON-            MERISTAR         AGH          MERISTAR
                                                      HOSPITALITY    GUARANTOR          SUB 7C,        UPREIT,        SUB 5N,
                                                        OP, L.P.    SUBSIDIARIES          LLC            LLC            LLC
                                                     ------------   ------------   ------------   ------------   ------------
ASSETS
  Property and equipment                                   18,987      1,407,432             --             --          4,146
  Accumulated depreciation                                (13,219)      (246,091)            --             --           (679)
                                                     ------------   ------------   ------------   ------------   ------------
                                                            5,768      1,161,341             --             --          3,467

  Assets held for sale                                         --          4,273             --             --             --
  Restricted cash                                          39,932          2,476             --             --             --
  Investment in affiliate                               2,208,641          8,200             32          2,989             --
  Due from/to subsidiaries                               (838,258)       397,837             --            133          4,243
  Note receivable from Interstate Hotels & Resorts        120,855             --             --             --             --
  Prepaid expenses and other assets                        34,658         (1,612)            --             --            (18)
  Accounts receivable, net of allowance
    for doubtful accounts                                  18,220            956             --             --             --
  Cash and cash equivalents                               218,646             --             --             --             --
                                                     ------------   ------------   ------------   ------------   ------------
                                                        1,808,462      1,573,471             32          3,122          7,692
                                                     ============   ============   ============   ============   ============

LIABILITIES AND PARTNERS' CAPITAL

  Long-term debt                                          917,232        436,778             --             --             --
  Notes payable to MeriStar Hospitality Corporation       256,473             --             --             --             --
  Accounts payable and accrued expenses                    14,806          5,517             --             --            (11)
  Accrued interest                                         43,396          2,639             --             --             --
  Due to Interstate Hotels & Resorts                        6,923             --             --             --             --
  Other liabilities                                         1,750           (304)            --             --             --
                                                     ------------   ------------   ------------   ------------   ------------
  Total liabilities                                     1,240,580        444,630             --             --            (11)
                                                     ------------   ------------   ------------   ------------   ------------

  Minority interests                                        2,496             --             --             --             --
  Redeemable OP units at redemption value                  35,926             --             --             --             --
  Partners' capital - Common OP Units                     529,460      1,128,841             32          3,122          7,703
                                                     ------------   ------------   ------------   ------------   ------------
                                                        1,808,462      1,573,471             32          3,122          7,692
                                                     ============   ============   ============   ============   ============


                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 8A,      SUB 8F,      SUB 8G,      SUB 6H,      SUB 8B,
                                                                    LLC          L.P.         LLC          L.P.         LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                               --       11,502           --       10,862       83,215
  Accumulated depreciation                                             --       (2,521)          --         (157)     (12,270)
                                                                 --------     --------     --------     --------     --------
                                                                       --        8,981           --       10,705       70,945

  Assets held for sale                                                 --           --           --           --           --
  Restricted cash                                                      --          115           --           --           --
  Investment in affiliate                                              --           --           72           --           --
  Due from/to subsidiaries                                             --        7,012           10        6,814       30,981
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                    --          (28)          --            1          (26)
  Accounts receivable, net of allowance for doubtful accounts          --           --           --           --           --
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                       --       16,080           82       17,520      101,900
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --           --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                                --           67           --          161        2,502
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                   --           --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                                    --           67           --          161        2,502
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                                  --       16,013           82       17,359       99,398
                                                                 --------     --------     --------     --------     --------
                                                                       --       16,080           82       17,520      101,900
                                                                 ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 1C,      SUB 8E,      SUB 7F,      SUB 5L,      SUB 3C,
                                                                    L.P.         LLC           LLC         LLC          LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                           26,641       15,493        7,293       11,841       17,498
  Accumulated depreciation                                         (5,900)      (3,024)         (97)        (645)      (3,696)
                                                                 --------     --------     --------     --------     --------
                                                                   20,741       12,469        7,196       11,196       13,802

  Assets held for sale                                                 --           --           --           --           --
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              --           --           --           --           --
  Due from/to subsidiaries                                         (3,881)       6,688        5,122        4,239        5,062
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                   (88)         (10)          (1)         (24)          28
  Accounts receivable, net of allowance for doubtful accounts          --           --           --           --           --
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                   16,772       19,147       12,317       15,411       18,892
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --           --           --           --           --
   Notes payable to MeriStar Hospitality Corporation                   --           --           --           --           --
   Accounts payable and accrued expenses                               88          (32)         208          (15)         140
   Accrued interest                                                    --           --           --           --           --
   Due to Interstate Hotels & Resorts                                  --           --           --           --           --
   Other liabilities                                                   --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
   Total liabilities                                                   88          (32)         208          (15)         140
                                                                 --------     --------     --------     --------     --------

   Minority interests                                                  --           --           --           --           --
   Redeemable OP units at redemption value                             --           --           --           --           --
   Partners' capital - Common OP Units                             16,684       19,179       12,109       15,426       18,752
                                                                 --------     --------     --------     --------     --------
                                                                   16,772       19,147       12,317       15,411       18,892
                                                                 ========     ========     ========     ========     ========

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 5R,      SUB 6D,      SUB 6E,      SUB 4E,      SUB 1B,
                                                                    LLC          LLC          LLC         L.P.          LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                               --       17,449       45,155        5,047       18,656
  Accumulated depreciation                                             --       (2,893)      (9,963)         (76)      (4,064)
                                                                 --------     --------     --------     --------     --------
                                                                       --       14,556       35,192        4,971       14,592

  Assets held for sale                                                 --           --           --           --           --
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              43           --           --           --           --
  Due from/to subsidiaries                                            (43)       8,445       21,931        3,545       15,375
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                    --           (7)         (33)         (17)         (32)
  Accounts receivable, net of allowance for doubtful accounts          --          103           --           --           96
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                       --       23,097       57,090        8,499       30,031
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --           --           --           33
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                                --           38         (208)         351           39
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                   --           --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                                    --           38         (208)         351           72
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                                  --       23,059       57,298        8,148       29,959
                                                                 --------     --------     --------     --------     --------
                                                                       --       23,097       57,090        8,499       30,031
                                                                 ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR    MERISTAR
                                                                  SUB 5F,      SUB 6G,      SUB 8C,      SUB 4C,     SUB 4H,
                                                                    L.P.         LLC          LLC          L.P         L.P.
                                                                 --------     --------     --------     --------    --------
ASSETS
  Property and equipment                                           17,410       22,578           --           --       4,929
  Accumulated depreciation                                           (198)      (5,014)          --           --        (130)
                                                                 --------     --------     --------     --------    --------
                                                                   17,212       17,564           --           --       4,799

  Assets held for sale                                                 --           --        5,530           --          --
  Restricted cash                                                      --           --           --           --          --
  Investment in affiliate                                              --           --           --           --          --
  Due from/to subsidiaries                                         12,431        6,988        5,557           --        (791)
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --          --
  Prepaid expenses and other assets                                   (63)         (12)         117           --          (8)
  Accounts receivable, net of allowance for doubtful accounts          --           --           --           --          --
  Cash and cash equivalents                                            --           --           --           --          --
                                                                 --------     --------     --------     --------    --------
                                                                   29,580       24,540       11,204           --       4,000
                                                                 ========     ========     ========     ========    ========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --           --           --           --          --
   Notes payable to MeriStar Hospitality Corporation                   --           --           --           --          --
   Accounts payable and accrued expenses                               97          (69)        (306)          --         178
   Accrued interest                                                    --           --           --           --          --
   Due to Interstate Hotels & Resorts                                  --           --           --           --          --
   Other liabilities                                                   --           --           --           --          --
                                                                 --------     --------     --------     --------    --------
   Total liabilities                                                   97          (69)        (306)          --         178
                                                                 --------     --------     --------     --------    --------

   Minority interests                                                  --           --           --           --          --
   Redeemable OP units at redemption value                             --           --           --           --          --
   Partners' capital - Common OP Units                             29,483       24,609       11,510           --       3,822
                                                                 --------     --------     --------     --------    --------
                                                                   29,580       24,540       11,204           --       4,000
                                                                 ========     ========     ========     ========    ========

                                                                                                         MERISTAR
                                                                 MERISTAR     MERISTAR     MERISTAR      SUB 7A      MERISTAR
                                                                  SUB 7E,      SUB 3D,      SUB 1A,       JOINT       SUB 2B,
                                                                     LLC         LLC          LLC        VENTURE         LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                           18,569       22,682       11,514        5,881           --
  Accumulated depreciation                                         (3,323)      (7,036)      (2,928)        (121)          --
                                                                 --------     --------     --------     --------     --------
                                                                   15,246       15,646        8,586        5,760           --

  Assets held for sale                                                 --           --           --           --           --
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              --           --           --           --           --
  Due from/to subsidiaries                                          6,367        8,459        7,330        5,021       (7,036)
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                    (8)         (16)         (56)           1           --
  Accounts receivable, net of allowance for doubtful accounts          --           --           --           --        2,345
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                   21,605       24,089       15,860       10,782       (4,691)
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --           --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                                74           30          (17)         150           (8)
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                   --           --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                                    74           30          (17)         150           (8)
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                              21,531       24,059       15,877       10,632       (4,683)
                                                                 --------     --------     --------     --------     --------
                                                                   21,605       24,089       15,860       10,782       (4,691)
                                                                 ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                 MERISTAR     MERISTAR    MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 3A,      SUB 4A,     SUB 4D,      SUB 2A,      SUB 6L,
                                                                    LLC           LLC        LLC          LLC           LLC
                                                                 --------     --------    --------     --------     --------
ASSETS
  Property and equipment                                            3,197           --          --           --           --
  Accumulated depreciation                                            (51)          --          --           --           --
                                                                 --------     --------    --------     --------     --------
                                                                    3,146           --          --           --           --

  Assets held for sale                                                 --        3,301          --           --       12,395
  Restricted cash                                                      --           --          --           --           --
  Investment in affiliate                                              --           --          --           --           --
  Due from/to subsidiaries                                          1,904        4,573       2,930       (9,934)       6,238
  Note receivable from Interstate Hotels & Resorts                     --           --          --           --           --
  Prepaid expenses and other assets                                     1           (9)          3           --           15
  Accounts receivable, net of allowance for doubtful accounts          --           --          --        2,002           --
  Cash and cash equivalents                                            --           --          --           --           --
                                                                 --------     --------    --------     --------     --------
                                                                    5,051        7,865       2,933       (7,932)      18,648
                                                                 ========     ========    ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --          --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --          --           --           --
  Accounts payable and accrued expenses                               161          342          --           (8)          25
  Accrued interest                                                     --           --          --           --           --
  Due to Interstate Hotels & Resorts                                   --           --          --           --           --
  Other liabilities                                                    --           --          --           --           --
                                                                 --------     --------    --------     --------     --------
  Total liabilities                                                   161          342          --           (8)          25
                                                                 --------     --------    --------     --------     --------

  Minority interests                                                   --           --          --           --           --
  Redeemable OP units at redemption value                              --           --          --           --           --
  Partners' capital - Common OP Units                               4,890        7,523       2,933       (7,924)      18,623
                                                                 --------     --------    --------     --------     --------
                                                                    5,051        7,865       2,933       (7,932)      18,648
                                                                 ========     ========    ========     ========     ========


                                                                   MDV          MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                 LIMITED         SUB 5C,      SUB 6J,       SUB 1D,       SUB 7B,
                                                               PARTNERSHIP          LLC          LLC          L.P.          L.P.
                                                               -----------   -----------  -----------   -----------   -----------
ASSETS
  Property and equipment                                             3,850            --       19,530        68,709         4,806
  Accumulated depreciation                                            (686)           --       (3,776)      (12,036)         (156)
                                                               -----------   -----------  -----------   -----------   -----------
                                                                     3,164            --       15,754        56,673         4,650

  Assets held for sale                                                  --            --           --            --            --
  Restricted cash                                                       --            --           --            --            --
  Investment in affiliate                                               --            --           --            --            --
  Due from/to subsidiaries                                           2,538         5,088        7,636        19,511        (3,011)
  Note receivable from Interstate Hotels & Resorts                      --            --           --            --            --
  Prepaid expenses and other assets                                     (4)           --           23          (209)            1
  Accounts receivable, net of allowance for doubtful accounts           --            --           --            --            --
  Cash and cash equivalents                                             --            --           --            --            --
                                                               -----------   -----------  -----------   -----------   -----------
                                                                     5,698         5,088       23,413        75,975         1,640
                                                               ===========   ===========  ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        --            --           --            --            --
  Notes payable to MeriStar Hospitality Corporation                     --            --           --            --            --
  Accounts payable and accrued expenses                                 96            --         (216)          (91)        1,080
  Accrued interest                                                      --            --           --            --            --
  Due to Interstate Hotels & Resorts                                    --            --           --            --            --
  Other liabilities                                                     --            --           --            --            --
                                                               -----------   -----------  -----------   -----------   -----------
  Total liabilities                                                     96            --         (216)          (91)        1,080
                                                               -----------   -----------  -----------   -----------   -----------

  Minority interests                                                    --            --           --            --            --
  Redeemable OP units at redemption value                               --            --           --            --            --
  Partners' capital - Common OP Units                                5,602         5,088       23,629        76,066           560
                                                               -----------   -----------  -----------   -----------   -----------
                                                                     5,698         5,088       23,413        75,975         1,640
                                                               ===========   ===========  ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 7D,      SUB 7G,      SUB 6B,      SUB 4I,      SUB 5D,
                                                                    LLC          LLC          LLC          L.P.        LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                           52,417        1,901       10,802           --       42,105
  Accumulated depreciation                                         (9,771)          --       (2,188)          --       (8,102)
                                                                 --------     --------     --------     --------     --------
                                                                   42,646        1,901        8,614           --       34,003

  Assets held for sale                                                 --           --           --           --           --
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              --           --           --           --       51,368
  Due from/to subsidiaries                                         25,422          365        3,137        1,609       (6,600)
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                   192           --           (5)          --          (17)
  Accounts receivable, net of allowance for doubtful accounts       1,326           --           --           --           --
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                   69,586        2,266       11,746        1,609       78,754
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --           --           --       24,000
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                             4,169           (6)        (107)         (61)          12
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                 (200)          --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                                 3,969           (6)        (107)         (61)      24,012
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                              65,617        2,272       11,853        1,670       54,742
                                                                 --------     --------     --------     --------     --------
                                                                   69,586        2,266       11,746        1,609       78,754
                                                                 ========     ========     ========     ========     ========

                                                                 MERISTAR     MERISTAR       AGH       MERISTAR     MERISTAR
                                                                  SUB 5H,      SUB 7H,      PSS I,      SUB 2D,      SUB 4F,
                                                                     LLC         LLC         INC.         LLC           L.P.
                                                                 --------     --------    --------     --------     --------
ASSETS
  Property and equipment                                               --           --          --           --       32,615
  Accumulated depreciation                                             --           --          --           --       (5,809)
                                                                 --------     --------    --------     --------     --------
                                                                       --           --          --           --       26,806

  Assets held for sale                                                 --           --          --           --           --
  Restricted cash                                                      --           --          --           --           --
  Investment in affiliate                                              --           --          --           --           --
  Due from/to subsidiaries                                         36,579        9,567      25,579       (6,223)       5,237
  Note receivable from Interstate Hotels & Resorts                     --           --          --           --           --
  Prepaid expenses and other assets                                     1           --           1           --           13
  Accounts receivable, net of allowance for doubtful accounts          46           43          --        1,166           --
  Cash and cash equivalents                                            --           --          --           --           --
                                                                 --------     --------    --------     --------     --------
                                                                   36,626        9,610      25,580       (5,057)      32,056
                                                                 ========     ========    ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --          --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --          --           --           --
  Accounts payable and accrued expenses                                (2)          --          --           (1)         370
  Accrued interest                                                     --           --          --           --           --
  Due to Interstate Hotels & Resorts                                   --           --          --           --           --
  Other liabilities                                                    --           --          --           --           --
                                                                 --------     --------    --------     --------     --------
  Total liabilities                                                    (2)          --          --           (1)         370
                                                                 --------     --------    --------     --------     --------

  Minority interests                                                   --           --          --           --           --
  Redeemable OP units at redemption value                              --           --          --           --           --
  Partners' capital - Common OP Units                              36,628        9,610      25,580       (5,056)      31,686
                                                                 --------     --------    --------     --------     --------
                                                                   36,626        9,610      25,580       (5,057)      32,056
                                                                 ========     ========    ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 5K,      SUB 5M,      SUB 1E,      SUB 5O,      SUB 4B,
                                                                   LLC           LLC          L.P.         LLC          L.P.
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                           28,386       22,056           --        8,741           --
  Accumulated depreciation                                         (5,206)      (2,355)          --       (1,144)          --
                                                                 --------     --------     --------     --------     --------
                                                                   23,180       19,701           --        7,597           --

  Assets held for sale                                                 --           --           --           --        7,158
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              --           --           --           --           --
  Due from/to subsidiaries                                           (365)       7,852       24,172        3,077       (4,789)
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                   (74)         (48)          (1)         (15)          (4)
  Accounts receivable, net of allowance for doubtful accounts          --           --          198           --           --
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                   22,741       27,505       24,369       10,659        2,365
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                       --           --           --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                             3,028           --           14           (8)        (410)
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                   --           --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                                 3,028           --           14           (8)         410
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                              19,713       27,505       24,355       10,667        1,955
                                                                 --------     --------     --------     --------     --------
                                                                   22,741       27,505       24,369       10,659        2,365
                                                                 ========     ========     ========     ========     ========

                                                                 MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                  SUB 2C,      SUB 4G,      SUB 3B,      SUB 5G,      SUB 5P,
                                                                    LLC          L.P.         LLC          L.P.         LLC
                                                                 --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                               --        9,086           --      164,273           39
  Accumulated depreciation                                             --           --           --      (30,502)         (23)
                                                                 --------     --------     --------     --------     --------
                                                                       --        9,086           --      133,771           16

  Assets held for sale                                              9,415           --           --           --           --
  Restricted cash                                                      --           --           --           --           --
  Investment in affiliate                                              --           --           --           --           --
  Due from/to subsidiaries                                          5,673        8,806        9,336       42,679        3,088
  Note receivable from Interstate Hotels & Resorts                     --           --           --           --           --
  Prepaid expenses and other assets                                  (240)         (89)          (3)        (255)          (4)
  Accounts receivable, net of allowance for doubtful accounts          --           --           --           --           38
  Cash and cash equivalents                                            --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
                                                                   14,848       17,803        9,333      176,195        3,138
                                                                 ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                   19,731           --           --           --           --
  Notes payable to MeriStar Hospitality Corporation                    --           --           --           --           --
  Accounts payable and accrued expenses                               257          488           --          775           --
  Accrued interest                                                     --           --           --           --           --
  Due to Interstate Hotels & Resorts                                   --           --           --           --           --
  Other liabilities                                                    --           --           --           --           --
                                                                 --------     --------     --------     --------     --------
  Total liabilities                                               19,988          488           --          775           --
                                                                 --------     --------     --------     --------     --------

  Minority interests                                                   --           --           --           --           --
  Redeemable OP units at redemption value                              --           --           --           --           --
  Partners' capital - Common OP Units                              (5,140)      17,315        9,333      175,420        3,138
                                                                 --------     --------     --------     --------     --------
                                                                   14,848       17,803        9,333      176,195        3,138
                                                                 ========     ========     ========     ========     ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2003
(dollars in thousands)

                                                                  MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                   SUB 5J,      SUB 5Q,      SUB 5A,      SUB 8D,      SUB 4J,
                                                                     LLC          LLC          LLC          LLC          LLC
                                                                  --------     --------     --------     --------     --------
ASSETS
  Property and equipment                                           110,406       16,737       35,707           --       38,463
  Accumulated depreciation                                         (16,816)      (2,269)     (10,686)          --       (7,127)
                                                                  --------     --------     --------     --------     --------
                                                                    93,590       14,468       25,021           --       31,336

  Assets held for sale                                                  --           --           --        9,097           --
  Restricted cash                                                       --           --           --           --           --
  Investment in affiliate                                               --           --        4,627           --           --
  Due from/to subsidiaries                                          21,963        4,637        6,562        8,303        7,469
  Note receivable from Interstate Hotels & Resorts                      --           --           --           --           --
  Prepaid expenses and other assets                                   (370)         (53)         (29)          14          (19)
  Accounts receivable, net of allowance for doubtful accounts           --           --           --           --          (13)
  Cash and cash equivalents                                             --           --           --           --           --
                                                                  --------     --------     --------     --------     --------
                                                                   115,183       19,052       36,181       17,414       38,773
                                                                  ========     ========     ========     ========     ========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                        --           --       23,609           --           --
  Notes payable to MeriStar Hospitality Corporation                     --           --           --           --           --
  Accounts payable and accrued expenses                                131         (189)        (195)        (183)          81
  Accrued interest                                                      --           --           --           --           --
  Due to Interstate Hotels & Resorts                                    --           --           --           --           --
  Other liabilities                                                     --           --           --           --           --
                                                                  --------     --------     --------     --------     --------
  Total liabilities                                                    131         (189)      23,414         (183)          81
                                                                  --------     --------     --------     --------     --------

  Minority interests                                                    --           --           --           --           --
  Redeemable OP units at redemption value                               --           --           --           --           --
  Partners' capital - Common OP Units                              115,052       19,241       12,767       17,597       38,692
                                                                  --------     --------     --------     --------     --------
                                                                   115,183       19,052       36,181       17,414       38,773
                                                                  ========     ========     ========     ========     ========

                                                                     MERISTAR
                                                                       HOTEL         GUARANTOR
                                                                      LESSEE,      SUBSIDIARIES                        TOTAL
                                                                        INC.           TOTAL       ELIMINATIONS    CONSOLIDATED
                                                                   ------------    ------------    ------------    ------------
ASSETS
   Property and equipment                                                 3,146       1,055,333              --       2,481,752
   Accumulated depreciation                                              (3,284)       (186,722)             --        (446,032)
                                                                   ------------    ------------    ------------    ------------
                                                                           (138)        868,611              --       2,035,720

   Assets held for sale                                                      --          46,896              --          51,169
   Restricted cash                                                           --             115              --          42,523
   Investment in affiliate                                                1,629          60,760      (2,262,601)         15,000
   Due from/to subsidiaries                                                (189)        440,421              --              --
   Note receivable from Interstate Hotels & Resorts                          --              --        (120,855)             --
   Prepaid expenses and other assets                                     15,471          13,987              --          47,033
   Accounts receivable, net of allowance for doubtful accounts           38,183          45,533              --          64,709
   Cash and cash equivalents                                             12,230          12,230              --         230,876
                                                                   ------------    ------------    ------------    ------------
                                                                         67,186       1,488,553      (2,383,456)      2,487,030
                                                                   ============    ============    ============    ============

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                        81,027         148,400        (120,855)      1,381,555
   Notes payable to MeriStar Hospitality Corporation                         --              --              --         256,473
   Accounts payable and accrued expenses                                 45,862          59,691              --          80,014
   Accrued interest                                                         778             778              --          46,813
   Due to Interstate Hotels & Resorts                                     9,688           9,488              --          16,411
   Other liabilities                                                      9,599           9,599              --          11,045
                                                                   ------------    ------------    ------------    ------------
   Total liabilities                                                    146,954         227,956        (120,855)      1,792,311
                                                                   ------------    ------------    ------------    ------------

   Minority interests                                                        --              --              --           2,496
   Redeemable OP units at redemption value                                   --              --              --          35,926
   Partners' capital - Common OP Units                                  (79,768)      1,260,597      (2,262,601)        656,297
                                                                   ------------    ------------    ------------    ------------
                                                                         67,186       1,488,553      (2,383,456)      2,487,030
                                                                   ============    ============    ============    ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                  MERISTAR        NON-
                                                                HOSPITALITY     GUARANTOR   MERISTAR SUB  AGH UPREIT,   MERISTAR SUB
                                                                  OP, L.P.    SUBSIDIARIES    7C, LLC         LLC          5N, LLC
                                                                -----------   ------------  -----------   -----------   -----------
ASSETS
  Property and equipment                                             16,986     1,454,828            --            --         4,117
  Accumulated depreciation                                           (8,686)     (219,098)           --            --          (541)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      8,300     1,235,730            --            --         3,576

  Assets held for sale                                                   --        10,747            --            --            --
  Restricted cash                                                    15,374         4,876            --            --            --
  Investment in affiliate                                         2,590,345         8,200            32         3,056            --
  Due from subsidiaries                                            (595,139)      196,324            --            66         3,522
  Note receivable from Interstate Hotels & Resorts                  150,657            --            --            --            --
  Prepaid expenses and other assets                                  22,541           305            --            --            --
  Accounts receivable, net of allowance for doubtful accounts        11,944         1,313            --            --            --
  Cash and cash equivalents                                          21,372            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                  2,225,394     1,457,495            32         3,122         7,098
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                    945,830       352,052            --            --            --
  Notes payable to MeriStar Hospitality Corporation                 357,505            --            --            --            --
  Accounts payable and accrued expenses                              18,807         9,520            --            --             7
  Accrued interest                                                   45,884         3,790            --            --            --
  Due to Interstate Hotels & Resorts                                    372            --            --            --            --
  Other liabilities                                                   4,591            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                               1,372,989       365,362            --            --             7
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                  2,624            --            --            --            --
  Redeemable OP units at redemption value                            38,205            --            --            --            --
  Partners' capital - Common OP Units                               811,576     1,092,133            32         3,122         7,091
                                                                -----------   -----------   -----------   -----------   -----------
                                                                  2,225,394     1,457,495            32         3,122         7,098
                                                                ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  8A, LLC       8F, L.P.      8G, LLC       6H, L.P.      8B, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                                 --        11,471            --        13,635        81,872
  Accumulated depreciation                                               --        (1,933)           --        (1,877)       (9,874)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                         --         9,538            --        11,758        71,998

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --           115            --            --            --
  Investment in affiliate                                                --            --            72            --            --
  Due from subsidiaries                                               4,879         5,385            10         5,770        26,553
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --             2            --            --            32
  Accounts receivable, net of allowance for doubtful accounts           (17)          (28)           --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      4,862        15,012            82        17,528        98,583
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                (132)          207            --           179         2,626
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                    (132)          207            --           179         2,626
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                 4,994        14,805            82        17,349        95,957
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      4,862        15,012            82        17,528        98,583
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  1C, L.P.      8E, LLC       7F, LLC       5L, LLC       3C, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             25,327        15,274        12,046        11,579        17,380
  Accumulated depreciation                                           (4,885)       (2,441)       (2,453)         (504)       (2,998)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     20,442        12,833         9,593        11,075        14,382

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                              (2,994)        5,641         4,366         3,676         3,935
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --            --            --            --            48
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            28            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     17,448        18,474        13,959        14,779        18,365
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                 186            (8)          162            35           208
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     186            (8)          162            35           208
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                17,262        18,482        13,797        14,744        18,157
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     17,448        18,474        13,959        14,779        18,365
                                                                ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  5R, LLC       6D, LLC       6E, LLC       4E, L.P.      1B, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                                 --        17,430        44,495        24,741        18,416
  Accumulated depreciation                                               --        (2,347)       (8,334)       (3,986)       (3,529)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                         --        15,083        36,161        20,755        14,887

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                43            --            --            --            --
  Due from subsidiaries                                                 (43)        6,781        18,092         2,772        12,954
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --            --            --             2             1
  Accounts receivable, net of allowance for doubtful accounts            --           101            --            --            96
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                         --        21,965        54,253        23,529        27,938
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            48
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                  --            18          (132)          415            51
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                      --            18          (132)          415            99
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                    --        21,947        54,385        23,114        27,839
                                                                -----------   -----------   -----------   -----------   -----------
                                                                         --        21,965        54,253        23,529        27,938
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  5F, L.P.      6G, LLC       8C, LLC       4C, L.P.      4H, L.P.
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             31,539        22,381            --            --        12,462
  Accumulated depreciation                                           (4,421)       (4,166)           --            --        (2,253)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     27,118        18,215            --            --        10,209

  Assets held for sale                                                   --            --        11,401            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                              10,473         5,200         4,587        11,521          (738)
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                       5            --            --            --            14
  Accounts receivable, net of allowance for doubtful accounts            --            --            --             1            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     37,596        23,415        15,988        11,522         9,485
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                 170           108           (77)           98           172
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     170           108           (77)           98           172
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                37,426        23,307        16,065        11,424         9,313
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     37,596        23,415        15,988        11,522         9,485
                                                                ===========   ===========   ===========   ===========   ===========


                                                                                                                        MERISTAR SUB
                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB    7A JOINT
                                                                  7E, LLC       3D, LLC       1A, LLC       5E, LLC       VENTURE
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             17,972        22,549        11,318        52,868        13,161
  Accumulated depreciation                                           (2,711)       (6,261)       (2,478)       (8,155)       (1,761)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     15,261        16,288         8,840        44,713        11,400

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                               5,820         7,409         6,231        14,226         4,352
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                       3            --            --             1             5
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     21,084        23,697        15,071        58,940        15,757
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                  86            61           121           184           218
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                      86            61           121           184           218
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                20,998        23,636        14,950        58,756        15,539
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     21,084        23,697        15,071        58,940        15,757
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  6K, LLC       2B, LLC       3A, LLC       4A, LLC       4D, L.P.
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             22,855         9,672         5,740            --         4,037
  Accumulated depreciation                                           (4,296)       (1,985)         (254)           --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     18,559         7,687         5,486            --         4,037

  Assets held for sale                                                   --            --            --         4,617            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                              16,890          (804)        1,500         4,097           (74)
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --             1            --            --            21
  Accounts receivable, net of allowance for doubtful accounts            --           (12)           --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     35,449         6,872         6,986         8,714         3,984
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --         4,890            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                 122            75           163           346           112
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     122         4,965           163           346           112
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                35,327         1,907         6,823         8,368         3,872
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     35,449         6,872         6,986         8,714         3,984
                                                                ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR SUB  MERISTAR SUB  MDV LIMITED   MERISTAR SUB  MERISTAR SUB
                                                                  2A, LLC       6L, LLC     PARTNERSHIP     5C, LLC       6J, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                              8,294            --         3,838        14,088        19,412
  Accumulated depreciation                                           (1,464)           --          (547)       (2,812)       (3,208)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      6,830            --         3,291        11,276        16,204

  Assets held for sale                                                   --        26,295            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                                (884)        4,929         2,169           242         5,957
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      21            --             9            70            45
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      5,967        31,224         5,469        11,588        22,206
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                      7,977            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                  65            51            95           866          (116)
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                   8,042            51            95           866          (116)
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                (2,075)       31,173         5,374        10,722        22,322
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      5,967        31,224         5,469        11,588        22,206
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  1D, LLC       7B, L.P.      7D, LLC       7G, LLC       6B, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             68,456        15,314        52,184        16,620        10,645
  Accumulated depreciation                                           (9,754)           --        (8,132)       (4,107)       (1,742)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     58,702        15,314        44,052        12,513         8,903

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                              16,638        (3,681)       21,885           122         2,423
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      11            --           309             1             3
  Accounts receivable, net of allowance for doubtful accounts            --            --         1,026            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     75,351        11,633        67,272        12,636        11,329
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                  20         1,148         4,552            37           (95)
  Accrued interest                                                      117            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --          (200)           --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     137         1,148         4,352            37           (95)
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                75,214        10,485        62,920        12,599        11,424
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     75,351        11,633        67,272        12,636        11,329
                                                                ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB   AGH PSS I,
                                                                  4I, L.P.      5D, LLC       5H, LLC       7H, LLC         INC.
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                              3,800        42,013        53,422         5,700        17,855
  Accumulated depreciation                                               --        (6,645)       (7,989)           --        (2,049)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      3,800        35,368        45,433         5,700        15,806

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --        51,368            --            --            --
  Due from subsidiaries                                                 895        (7,027)        8,773         5,754        10,810
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --            18            --            --            --
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      4,695        79,727        54,206        11,454        26,616
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --        24,000            --            13            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                 411           206           146           267           107
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     411        24,206           146           280           107
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                 4,284        55,521        54,060        11,174        26,509
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      4,695        79,727        54,206        11,454        26,616
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  2D, LLC       4F, L.P.      5K, LLC       5M, LLC       1E, L.P.
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             15,465        31,912        28,057        22,022        10,457
  Accumulated depreciation                                           (2,435)       (4,714)       (3,916)       (1,883)       (1,649)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     13,030        27,198        24,141        20,139         8,808

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                                 416         4,392          (705)        6,601         7,355
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                       1            12            --            --            --
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     13,447        31,602        23,436        26,740        16,163
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                      9,243            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                  63           399         4,316            48            13
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                   9,306           399         4,316            48            13
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                 4,141        31,203        19,120        26,692        16,150
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     13,447        31,602        23,436        26,740        16,163
                                                                ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  5O, LLC      6M COMPANY     4B, L.P.      6C, LLC       2C, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                              8,727        32,975            --        20,855            --
  Accumulated depreciation                                             (916)       (4,779)           --        (3,592)           --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                      7,811        28,196            --        17,263            --

  Assets held for sale                                                   --            --         8,265            --        23,273
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                               2,486        15,876        (4,592)       10,175         4,873
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --            21            --            --             1
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     10,297        44,093         3,673        27,438        28,147
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --        16,143
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                   7          (117)          443          (142)          238
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                       7          (117)          443          (142)       16,381
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                10,290        44,210         3,230        27,580        11,766
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     10,297        44,093         3,673        27,438        28,147
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB
                                                                  4G, L.P.      3B, LLC      5G, L.P.       5P, LLC       5J, LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             25,601         8,550       163,237            39       107,471
  Accumulated depreciation                                           (4,015)           --       (24,213)          (18)      (13,334)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     21,586         8,550       139,024            21        94,137

  Assets held for sale                                                   --            --            --            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --            --            --            --            --
  Due from subsidiaries                                               7,456         2,201        35,538         1,989        17,649
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                       9            --             5            --            --
  Accounts receivable, net of allowance for doubtful accounts            --            --            --            --            --
  Cash and cash equivalents                                              --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     29,051        10,751       174,567         2,010       111,786
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --            --            --            --            --
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                 558           173           838             4           453
  Accrued interest                                                       --            --            --            --            --
  Due to Interstate Hotels & Resorts                                     --            --            --            --            --
  Other liabilities                                                      --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                     558           173           838             4           453
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                28,493        10,578       173,729         2,006       111,333
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     29,051        10,751       174,567         2,010       111,786
                                                                ===========   ===========   ===========   ===========   ===========


                                                                                                                          MERISTAR
                                                                MERISTAR SUB  MERISTAR SUB  MERISTAR SUB  MERISTAR SUB      HOTEL
                                                                  5Q, LLC       5A, LLC       8D, LLC       4J, LLC     LESSEE, INC.
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS
  Property and equipment                                             16,509        34,981            --        38,153         2,252
  Accumulated depreciation                                           (1,709)       (9,395)           --        (5,861)       (2,219)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     14,800        25,586            --        32,292            33

  Assets held for sale                                                   --            --        25,608            --            --
  Restricted cash                                                        --            --            --            --            --
  Investment in affiliate                                                --         4,627            --            --            --
  Due from subsidiaries                                               3,274         5,147         6,941         5,438         5,245
  Note receivable from Interstate Hotels & Resorts                       --            --            --            --            --
  Prepaid expenses and other assets                                      --            --            --             5        17,389
  Accounts receivable, net of allowance for doubtful accounts            --            --            --           (24)       42,400
  Cash and cash equivalents                                              --            --            --            --        12,517
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     18,074        35,360        32,549        37,711        77,584
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --        23,609            --            --        21,397
  Notes payable to MeriStar Hospitality Corporation                      --            --            --            --            --
  Accounts payable and accrued expenses                                (122)           (3)         (117)          171        58,595
  Accrued interest                                                       --            --            --            --           107
  Due to Interstate Hotels & Resorts                                     --            --            --            --        10,328
  Other liabilities                                                      --            --            --            --        11,376
                                                                -----------   -----------   -----------   -----------   -----------
  Total liabilities                                                    (122)       23,606          (117)          171       101,803
                                                                -----------   -----------   -----------   -----------   -----------

  Minority interests                                                     --            --            --            --            --
  Redeemable OP units at redemption value                                --            --            --            --            --
  Partners' capital - Common OP Units                                18,196        11,754        32,666        37,540       (24,219)
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     18,074        35,360        32,549        37,711        77,584
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2002
(dollars in thousands)


                                                                  GUARANTOR
                                                                SUBSIDIARIES                    TOTAL
                                                                    TOTAL     ELIMINATIONS  CONSOLIDATED
                                                                -----------   ------------  ------------
ASSETS
  Property and equipment                                          1,423,241            --     2,895,055
  Accumulated depreciation                                         (217,540)           --      (445,324)
                                                                -----------   -----------   -----------
                                                                  1,205,701            --     2,449,731

  Assets held for sale                                               99,459            --       110,206
  Restricted cash                                                       115            --        20,365
  Investment in affiliate                                            59,198    (2,617,743)       40,000
  Due from subsidiaries                                             398,815            --            --
  Note receivable from Interstate Hotels & Resorts                       --      (108,605)       42,052
  Prepaid expenses and other assets                                  18,065            --        40,911
  Accounts receivable, net of allowance for doubtful accounts        43,571            --        56,828
  Cash and cash equivalents                                          12,517            --        33,889
                                                                -----------   -----------   -----------
                                                                  1,837,441    (2,726,348)    2,793,982
                                                                ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                    107,320      (108,605)    1,296,597
  Notes payable to MeriStar Hospitality Corporation                      --            --       357,505
  Accounts payable and accrued expenses                              79,359            --       107,686
  Accrued interest                                                      224            --        49,898
  Due to Interstate Hotels & Resorts                                 10,128            --        10,500
  Other liabilities                                                  11,376            --        15,967
                                                                -----------   -----------   -----------
  Total liabilities                                                 208,407      (108,605)    1,838,153
                                                                -----------   -----------   -----------

  Minority interests                                                     --            --         2,624
  Redeemable OP units at redemption value                                --            --        38,205
  Partners' capital - Common OP Units                             1,629,034    (2,617,743)      915,000
                                                                -----------   -----------   -----------
                                                                  1,837,441    (2,726,348)    2,793,982
                                                                ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR         NON-       MERISTAR       AGH        MERISTAR
                                                                  HOSPITALITY    GUARANTOR      SUB 7C,      UPREIT,      SUB 5N,
                                                                   OP, L.P.     SUBSIDIARIES     LLC          LLC           LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                              7,111          3,252           --           --           --
 Participating lease revenue                                               --        124,669           --           --          851
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           7,111        127,921           --           --          851
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --          1,133           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                         11,561             18           --           --           --
    Property operating costs                                             (462)            --           --           --           --
    Depreciation and amortization                                      10,522         48,927           --           --          137
    Property taxes, insurance and other                                  (167)        21,140           --           --          102
    Loss on asset impairments                                              --         91,119           --           --           --
    Impairment of investment in affiliate                              25,000             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                 46,454        162,337           --           --          239

    Operating (loss) income                                           (39,343)       (34,416)          --           --          612

    Gain on early extinguishments                                       4,085             --           --           --           --
    Minority interest income, net                                          62             --           --           --           --
    Interest expense, net                                            (105,834)       (28,677)          --           --           --
    Equity in income from consolidated entities                      (270,566)            --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                     (411,596)       (63,093)          --           --          612

    Income tax benefit                                                  3,094             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                         (408,502)       (63,093)          --           --          612

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                     3,403        (29,342)          --           --           --
        Income tax benefit                                                662             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                      4,065        (29,342)          --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                (404,437)       (92,435)          --           --          612
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 8A,        SUB 8F,      SUB 8G,      SUB 6H,      SUB 8B,
                                                                     LLC             L.P.        LLC          L.P.          LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
 Participating lease revenue                                               --          2,345           --        1,172        7,273
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                              --          2,345           --        1,172        7,273
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --              1           --           --            1
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                          --            587           --          569        2,416
    Property taxes, insurance and other                                    --            549           --           93        1,415
    Loss on asset impairments                                              --             --           --          500           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                     --          1,137           --        1,162        3,832

    Operating (loss) income                                                --          1,208           --           10        3,441

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                           --          1,208           --           10        3,441

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                               --          1,208           --           10        3,441

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --           --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                      --          1,208           --           10        3,441
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 1C,        SUB 8E,      SUB 7F,      SUB 5L,      SUB 3C,
                                                                     L.P.           LLC          LLC          LLC           LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             47           --           --            2
 Participating lease revenue                                            1,211          1,449          935          955        1,710
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           1,211          1,496          935          955        1,712
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                              1              1           --           --            1
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                       1,015            583          425          142          709
    Property taxes, insurance and other                                   773            215          161          129          407
    Loss on asset impairments                                              --             --        2,037           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                  1,789            799        2,623          271        1,117

    Operating (loss) income                                              (578)           697       (1,688)         684          595

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           (2)          --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                         (578)           697       (1,688)         682          595

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                             (578)           697       (1,688)         682          595

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --           --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                    (578)           697       (1,688)         682          595
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5R,        SUB 6D,      SUB 6E,      SUB 4E,      SUB 1B,
                                                                      LLC            LLC          LLC          L.P.         LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --            194           --            6          338
 Participating lease revenue                                               --          1,794        5,213        1,405        2,485
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                              --          1,988        5,213        1,411        2,823
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --              1           --            1           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                          --            546        1,629          577          535
    Property taxes, insurance and other                                    --            329          671          452          155
    Loss on asset impairments                                              --             --           --       15,347           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                     --            876        2,300       16,377          690

    Operating (loss) income                                                --          1,112        2,913      (14,966)       2,133

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --          (13)
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                           --          1,112        2,913      (14,966)       2,120

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                               --          1,112        2,913      (14,966)       2,120

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --           --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                      --          1,112        2,913      (14,966)       2,120
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 5F,       SUB 6G,       SUB 8C,      SUB 4C,      SUB 4H,
                                                                      L.P.          LLC          LLC           L.P          L.P.
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
 Participating lease revenue                                            2,625          2,527           --           --          275
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           2,625          2,527           --           --          275
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --              1           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                         941            848           --           --          394
    Property taxes, insurance and other                                   396            376           --           --          185
    Loss on asset impairments                                           9,231             --           --           --        5,187
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                 10,568          1,225           --           --        5,766

    Operating (loss) income                                            (7,943)         1,302           --           --       (5,491)

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                       (7,943)         1,302           --           --       (5,491)

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                           (7,943)         1,302           --           --       (5,491)

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --       (4,555)          --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --       (4,555)          --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                  (7,943)         1,302       (4,555)          --       (5,491)
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                                                                          MERISTAR
                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR       SUB 7A
                                                                    SUB 7E,        SUB 3D,      SUB 1A,      SUB 5E,       JOINT
                                                                     LLC            LLC          LLC          LLC         VENTURE
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --              1           --           --           --
 Participating lease revenue                                            1,345          1,431        1,798        3,934        1,110
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           1,345          1,432        1,798        3,934        1,110
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                              1             --           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                         615            776          450        1,438          336
    Property taxes, insurance and other                                   196            233          421          302          203
    Loss on asset impairments                                              --             --           --           --        5,478
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                    812          1,009          871        1,740        6,017

    Operating (loss) income                                               533            423          927        2,194       (4,907)

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                          533            423          927        2,194       (4,907)

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                              533            423          927        2,194       (4,907)

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --           --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                     533            423          927        2,194       (4,907)
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR       MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 6K,        SUB 2B,      SUB 3A,       SUB 4A,      SUB 4D,
                                                                      LLC           LLC          LLC           LLC           LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
 Participating lease revenue                                            2,980             --          545           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           2,980             --          545           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --             --            1           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                         538             --          236           --           --
    Property taxes, insurance and other                                   288             --          104           --           --
    Loss on asset impairments                                              --             --        2,137           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                    826             --        2,478           --           --

    Operating (loss) income                                             2,154             --       (1,933)          --           --

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                        2,154             --       (1,933)          --           --

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                            2,154             --       (1,933)          --           --

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --         (6,486)          --         (845)        (939)
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --         (6,486)          --         (845)        (939)
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                   2,154         (6,486)      (1,933)        (845)        (939)
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR       MERISTAR       MDV        MERISTAR     MERISTAR
                                                                    SUB 2A,        SUB 6L,     LIMITED       SUB 5C,      SUB 6J,
                                                                      LLC           LLC      PARTNERSHIP       LLC          LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
 Participating lease revenue                                               --             --          506           --        2,148
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                              --             --          506           --        2,148
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --             --           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                          --             --          139           --          581
    Property taxes, insurance and other                                    --             --          139           --          262
    Loss on asset impairments                                              --             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                     --             --          278           --          843

    Operating (loss) income                                                --             --          228           --        1,305

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --            2
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                           --             --          228           --        1,307

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                               --             --          228           --        1,307

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                    (5,037)       (12,550)          --       (5,634)          --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                     (5,037)       (12,550)          --       (5,634)          --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                  (5,037)       (12,550)         228       (5,634)       1,307
                                                                  ===========   ============ ============  ===========  ===========

                                                                    MERISTAR      MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                                     SUB 1D,       SUB 7B,      SUB 7D,      SUB 7G,       SUB 6B,
                                                                      L.P.          L.P.         LLC          LLC           LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                282             --        1,964           --           --
 Participating lease revenue                                            4,536          1,606        5,700          601        1,082
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           4,818          1,606        7,664          601        1,082
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                     107             --        1,041           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --             --           --            3            1
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                       2,276            497        1,722          492          449
    Property taxes, insurance and other                                 1,583            746        2,203          217          203
    Loss on asset impairments                                              --         10,288           --       10,216           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                  3,966         11,531        4,966       10,928          653

    Operating (loss) income                                               852         (9,925)       2,698      (10,327)         429

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                          852         (9,925)       2,698      (10,327)         429

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                              852         (9,925)       2,698      (10,327)         429

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --           --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                     852         (9,925)       2,698      (10,327)         429
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 4I,        SUB 5D,      SUB 5H,      SUB 7H,      AGH PSS
                                                                      L.P.          LLC          LLC           LLC         I, INC.
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
 Participating lease revenue                                               --          2,050           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                              --          2,050           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --              1           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                          --          1,459           --           --           --
    Property taxes, insurance and other                                    --            216           --           --           --
    Loss on asset impairments                                              --             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                     --          1,676           --           --           --

    Operating (loss) income                                                --            374           --           --           --

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --         (1,153)          --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                           --           (779)          --           --           --

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                               --           (779)          --           --           --

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                    (2,614)            --      (17,432)      (1,564)        (929)
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                     (2,614)            --      (17,432)      (1,564)        (929)
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                  (2,614)          (779)     (17,432)      (1,564)        (929)
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                                    SUB 2D,        SUB 4F,      SUB 5K,      SUB 5M,       SUB 1E,
                                                                      LLC           L.P.         LLC           LLC          L.P.
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             15           --           --           --
 Participating lease revenue                                               --          1,919        2,253        1,549           --
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                              --          1,934        2,253        1,549           --
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --             --            1           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                          --          1,107        1,290          472           --
    Property taxes, insurance and other                                    --            344          369          264           --
    Loss on asset impairments                                              --             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                     --          1,451        1,660          736           --

    Operating (loss) income                                                --            483          593          813           --

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                           --            483          593          813           --

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                               --            483          593          813           --

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                    (9,171)            --           --           --        8,205
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                     (9,171)            --           --           --        8,205
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                  (9,171)           483          593          813        8,205
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR       MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 5O,        SUB 6M       SUB 4B,       SUB 6C,      SUB 2C,
                                                                      LLC          COMPANY        L.P.         LLC          LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --            6           --
 Participating lease revenue                                              709          3,277           --        2,192           --
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                             709          3,277           --        2,198           --
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                              1             --           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                         228            890           --          580           --
    Property taxes, insurance and other                                   103            231           --          169           --
    Loss on asset impairments                                              --             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                    332          1,121           --          749           --

    Operating (loss) income                                               377          2,156           --        1,449           --

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           --
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                          377          2,156           --        1,449           --

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                              377          2,156           --        1,449           --

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --       (1,275)          --      (17,784)
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --       (1,275)          --      (17,784)
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                     377          2,156       (1,275)       1,449      (17,784)
                                                                  ===========   ============ ============  ===========  ===========

                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 4G,        SUB 3B,      SUB 5G,      SUB 5P,      SUB 5J,
                                                                     L.P.           LLC           L.P.         LLC         LLC
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operations                                                 --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           48           38            9
 Participating lease revenue                                            2,012             --        9,844        1,106        8,662
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           2,012             --        9,892        1,144        8,671
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --           --
    Food and beverage                                                      --             --           --           --           --
    Other hotel operating expenses                                         --             --           --           --           --
  Office rental, parking and other operating expenses                      --             --           --           --           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --             --           --           --           --
    Property operating costs                                               --             --           --           --           --
    Depreciation and amortization                                         720             --        6,290            5        3,483
    Property taxes, insurance and other                                   620             --        1,911            7        1,466
    Loss on asset impairments                                          11,850             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                 13,190             --        8,201           12        4,949

    Operating (loss) income                                           (11,178)            --        1,691        1,132        3,722

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --             --           --           --           (3)
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                      (11,178)            --        1,691        1,132        3,719

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                          (11,178)            --        1,691        1,132        3,719

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --         (1,245)          --           --           --
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --         (1,245)          --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                 (11,178)        (1,245)       1,691        1,132        3,719
                                                                  ===========   ============ ============  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(dollars in thousands)

                                                                   MERISTAR       MERISTAR     MERISTAR      MERISTAR    MERISTAR
                                                                    SUB 5Q,        SUB 5R,      SUB 8D,       SUB 4J,      HOTEL
                                                                     LLC            LLC          LLC           LLC      LESSEE, INC.
                                                                  -----------   ------------ ------------  -----------  -----------
 Revenue:
  Hotel operations:
    Rooms                                                                  --             --           --           --      539,084
    Food and beverage                                                      --             --           --           --      222,608
    Other hotel operations                                                 --             --           --           --       68,332
  Office rental, parking and other revenue                                 --            116           --          225          156
 Participating lease revenue                                            1,820          5,729           --        3,010          554
                                                                  -----------   ------------ ------------  -----------  -----------
Total revenue                                                           1,820          5,845           --        3,235      830,734
                                                                  -----------   ------------ ------------  -----------  -----------
Hotel operating expenses by department:
    Rooms                                                                  --             --           --           --      137,804
    Food and beverage                                                      --             --           --           --      161,749
    Other hotel operating expenses                                         --             --           --           --       41,089
  Office rental, parking and other operating expenses                      --             --           --          503           --
Other operating expenses                                                   --             --           --           --           --
    General and administrative                                             --              1           --           --      136,327
    Property operating costs                                               --             --           --           --      129,732
    Depreciation and amortization                                         560          1,291           --        1,270        1,069
    Property taxes, insurance and other                                   215            707           --          310      260,651
    Loss on asset impairments                                              --             --           --           --           --
    Impairment of investment in affiliate                                  --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    Operating expenses                                                    775          1,999           --        2,083      868,421

    Operating (loss) income                                             1,045          3,846           --        1,152      (37,687)

    Gain on early extinguishments                                          --             --           --           --           --
    Minority interest income, net                                          --             --           --           --           --
    Interest expense, net                                                  --         (2,833)          --           --       (2,930)
    Equity in income from consolidated entities                            --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------
    (Loss) income before income taxes and discontinued
      operations                                                        1,045          1,013           --        1,152      (40,617)

    Income tax benefit                                                     --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

    (Loss) income from continuing operations                            1,045          1,013           --        1,152      (40,617)

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                        --             --      (15,069)          --      (14,935)
        Income tax benefit                                                 --             --           --           --           --
                                                                  -----------   ------------ ------------  -----------  -----------

        Income (loss) from discontinued operations                         --             --      (15,069)          --      (14,935)
                                                                  -----------   ------------ ------------  -----------  -----------

    Net (loss) income                                                   1,045          1,013      (15,069)       1,152      (55,552)
                                                                  ===========   ============ ============  ===========  ===========

                                                                   GUARANTOR
                                                                  SUBSIDIARIES                  TOTAL
                                                                     TOTAL      ELIMINATIONS CONSOLIDATED
                                                                  -----------   ------------ ------------
 Revenue:
  Hotel operations:                                                        --             --
    Rooms                                                             539,084             --      539,084
    Food and beverage                                                 222,608             --      222,608
    Other hotel operations                                             68,332             --       68,332
  Office rental, parking and other revenue                              3,447             --       13,810
 Participating lease revenue                                          110,233       (234,902)          --
                                                                  -----------   ------------ ------------
Total revenue                                                         943,704       (234,902)     843,834
                                                                  -----------   ------------ ------------
Hotel operating expenses by department:                                    --             --
    Rooms                                                             137,804             --      137,804
    Food and beverage                                                 161,749             --      161,749
    Other hotel operating expenses                                     41,089             --       41,089
  Office rental, parking and other operating expenses                   1,651             --        2,784
Other operating expenses                                                   --             --           --
    General and administrative                                        136,345             --      147,924
    Property operating costs                                          129,732             --      129,270
    Depreciation and amortization                                      43,312             --      102,761
    Property taxes, insurance and other                               281,091       (234,902)      67,162
    Loss on asset impairments                                          72,271             --      163,390
    Impairment of investment in affiliate                                  --             --       25,000
                                                                  -----------   ------------ ------------
    Operating expenses                                              1,005,044       (234,902)     978,933

    Operating (loss) income                                           (61,340)            --     (135,099)

    Gain on early extinguishments                                          --             --        4,085
    Minority interest income, net                                          --             --           62
    Interest expense, net                                              (6,932)            --     (141,443)
    Equity in income from consolidated entities                            --        270,566           --
                                                                  -----------   ------------ ------------
    (Loss) income before income taxes and discontinued
      operations                                                      (68,272)       270,566     (272,395)

    Income tax benefit                                                     --             --        3,094
                                                                  -----------   ------------ ------------

    (Loss) income from continuing operations                          (68,272)       270,566     (269,301)

    Discontinued operations:
        Income (loss) from discontinued operations
          before income tax benefit                                  (109,859)            --     (135,798)
        Income tax benefit                                                 --             --          662
                                                                  -----------   ------------ ------------

        Income (loss) from discontinued operations                   (109,859)            --     (135,136)
                                                                  -----------   ------------ ------------

    Net (loss) income                                                (178,131)       270,566     (404,437)
                                                                  ===========   ============ ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                   MERISTAR          NON-      MERISTAR        AGH       MERISTAR
                                                                  HOSPITALITY     GUARANTOR     SUB 7C,       UPREIT,      SUB 5N,
                                                                    OP, L.P.    SUBSIDIARIES      LLC           LLC          LLC
                                                                  -----------  -------------  -----------  -----------  -----------
Revenue:
  Hotel operations:
   Rooms                                                          $        --             --           --          --            --
   Food and beverage                                                       --             --           --          --            --
   Other hotel operations                                                  --             --           --          --            --
  Office rental, parking and other revenue                              7,607          4,979           --          --            --
  Participating lease revenue                                              --        124,061           --          --           877
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           7,607        129,040           --          --           877
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --          --            --
   Food and beverage                                                       --             --           --          --            --
   Other hotel operating expense                                           --             --           --          --            --
Office rental, parking and other operating expenses                        --          1,713           --          --            --
Other operating expenses:
   General and administrative                                          12,086              6           --          --            --
   Property operating costs                                            (1,161)            --           --          --            --
   Depreciation and amortization                                       13,433         48,005           --          --           133
   Property taxes, insurance and other                                 (6,039)        19,788           --          --           104
   Loss on asset impairments                                               --             --           --          --            --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                          14,517             --           --          --            --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                     32,836         69,512           --          --           237

Operating (loss) income                                               (25,229)        59,528           --          --           640

Change in fair value of non-hedging derivatives
  net of swap payments                                                 (4,446)            --           --          --            --
Loss on fair value of non-hedging derivatives                          (4,735)            --           --          --            --
Minority interest income, net                                              15             --           --          --            --
Interest expense, net                                                (107,089)       (26,839)          --          --             6
Equity in income from consolidated entities                           (33,753)            --           --          --            --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                         (175,237)        32,689           --          --           646

Income tax benefit                                                      1,157             --           --          --            --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                             (174,080)        32,689           --          --           646

Discontinued operations
   Income (loss) from discontinued operations before
      tax benefit                                                       3,147        (35,532)          --          --            --
   Income tax benefit                                                     764             --           --          --            --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                           3,911        (35,532)          --          --            --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                 $  (170,169)        (2,843)          --          --           646
                                                                  ===========  =============  ===========  ===========  ===========


                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR      MERISTAR
                                                                     SUB 8A,      SUB 8F,       SUB 8G,      SUB 6H,      SUB 8B,
                                                                       LLC          LLC           LLC          L.P.         LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
  Participating lease revenue                                              --          2,282           --        1,472        7,078
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --          2,282           --        1,472        7,078
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --              1           --            1            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --            453           --          431        2,385
   Property taxes, insurance and other                                     --            733           --          101        1,414
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --          1,187           --          533        3,800

Operating (loss) income                                                    --          1,095           --          939        3,278

Change in fair value of non-hedging derivatives net of
   swap payments                                                           --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --             11           --            3           78
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
   operations                                                              --          1,106           --          942        3,356

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                   --          1,106           --          942        3,356

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                        (4,107)            --           --           --           --
   Income tax benefit                                                      --             --           --           --           --

                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                          (4,107)            --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                      (4,107)         1,106           --          942        3,356
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                    MERISTAR      MERISTAR      MERISTAR    MERISTAR      MERISTAR
                                                                     SUB 1C,       SUB 8E,       SUB 7F,     SUB 5L,       SUB 3C,
                                                                      L.P.           LCC          LCC          LCC          LCC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             27           --           --           --
  Participating lease revenue                                           1,245          1,605        1,069          991        1,704
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           1,245          1,632        1,069          991        1,704
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               7              1            1            1            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                        1,021            600          463          135          706
   Property taxes, insurance and other                                    716            187          143          132          458
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                      1,744            788          607          268        1,165

Operating (loss) income                                                  (499)           844          462          723          539

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      41              7            8           10           18
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
   operations                                                            (458)           851          470          733          557

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                 (458)           851          470          733          557

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --           --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                        (458)           851          470          733          557
                                                                  ===========  =============  ===========  ===========  ===========

                                                                    MERISTAR    OLD MERISTAR   MERISTAR     MERISTAR       MERISTAR
                                                                     SUB 5R,       SUB 8A,      SUB 6D,      SUB 6E,        SUB 4E,
                                                                       LCC           LCC          LCC          LCC            L.P.
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           18           --           15
  Participating lease revenue                                              --             --        2,031        5,545        1,368
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --             --        2,049        5,545        1,383
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --             --            1           16            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --             --          526        1,692          918
   Property taxes, insurance and other                                     --             --          203          762          410
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --             --          730        2,470        1,329

Operating (loss) income                                                    --             --        1,319        3,075           54

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --             --           21           66           29
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                               --             --        1,340        3,141           83

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income from continuing operations                                   --             --        1,340        3,141           83

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --           --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                          --             --        1,340        3,141           83
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                     SUB 1B,      SUB 5F,       SUB 6G,       SUB 8C,      SUB 4C,
                                                                      LLC           L.P.          LLC           LLC          L.P.
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                572             --           --           --           --
  Participating lease revenue                                           2,312          2,627        2,459           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           2,884          2,627        2,459           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               1              1            1           --           --
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                          602          1,058          837           --           --
   Property taxes, insurance and other                                     89            373          335           --           --
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                        692          1,432        1,173           --           --

Operating (loss) income                                                 2,192          1,195        1,286           --           --

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      21             40           41           --           --
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                            2,213          1,235        1,327           --           --

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                2,213          1,235        1,327           --           --

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --      (20,129)      (1,407)
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --      (20,129)      (1,407)
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                       2,213          1,235        1,327      (20,129)      (1,407)
                                                                  ===========  =============  ===========  ===========  ===========


                                                                   MERISTAR       MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                                    SUB 4H,        SUB 7E,      SUB 3D,      SUB 1A,       SUB 5E,
                                                                     L.P.            LLC          LLC          LLC           LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --              1           --           --           --
  Participating lease revenue                                             581          1,346        2,159        1,767        5,540
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                             581          1,347        2,159        1,767        5,540
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               1              1            1            1            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                          541            634          849          453        1,943
   Property taxes, insurance and other                                    193            161          225          392          392
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                        735            796        1,075          846        2,336

Operating (loss) income                                                  (154)           551        1,084          921        3,204

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                       9             17           39           17           28
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
  operations                                                             (145)           568        1,123          938        3,232

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income from continuing operations                                 (145)           568        1,123          938        3,232

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --           --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                        (145)           568        1,123          938        3,232
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                   MERISTAR
                                                                    SUB 7A        MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                                     JOINT         SUB 6K,      SUB 2B,       SUB 3A,      SUB 4A,
                                                                    VENTURE         LLC           LLC          LLC          LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
  Participating lease revenue                                           1,253          3,975           --          531           --
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           1,253          3,975           --          531           --
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               1             --           --            1           --
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                          416            736           --          256           --
   Property taxes, insurance and other                                    233            453           --          118           --
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                        650          1,189           --          375           --

Operating (loss) income                                                   603          2,786           --          156           --

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      35             33           --           39           --
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
   operations                                                             638          2,819           --          195           --

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income from continuing operations                                  638          2,819           --          195           --

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --         (464)          --       (2,398)
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --         (464)          --       (2,398)
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                         638          2,819         (464)         195       (2,398)
                                                                  ===========  =============  ===========  ===========  ===========


                                                                   MERISTAR       MERISTAR      MERISTAR       MDV        MERISTAR
                                                                    SUB 4D,        SUB 2A,       SUB 6L,     LIMITED       SUB 5C,
                                                                      LLC            LLC           LLC     PARTNERSHIP       LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
  Participating lease revenue                                              --             --           --          503           --
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --             --           --          503           --
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --             --           --           --           --
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --             --           --          137           --
   Property taxes, insurance and other                                     --             --           --          122           --
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --             --           --          259           --

Operating (loss) income                                                    --             --           --          244           --

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --             --           --            2           --
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
  operations                                                               --             --           --          246           --

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income from continuing operations                                   --             --           --          246           --

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                        (3,591)          (605)         658           --          267
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                          (3,591)          (605)         658           --          267
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                      (3,591)          (605)         658          246          267
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR    MERISTAR
                                                                    SUB 6J,        SUB 1D,      SUB 7B,       SUB 7D,     SUB 7G,
                                                                      LLC            L.P.        L.P.           LLC          LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --            435           --        1,484           --
  Participating lease revenue                                           2,387          5,104        1,563        5,660          585
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           2,387          5,539        1,563        7,144          585
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --            129           --        1,162           --
Other operating expenses:
   General and administrative                                               1             --            1           --            5
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                          647          2,286          929        1,660          753
   Property taxes, insurance and other                                    209          1,287          635        2,154          242
   Loss on asset impairments                                               --             --        6,925           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                        857          3,702        8,490        4,976        1,000

Operating (loss) income                                                 1,530          1,837       (6,927)       2,168         (415)

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      34             38           50           40           22
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                            1,564          1,875       (6,877)       2,208         (393)

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                1,564          1,875       (6,877)       2,208         (393)

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --           --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                       1,564          1,875       (6,877)       2,208         (393)
                                                                  ===========  =============  ===========  ===========  ===========


                                                                    MERISTAR      MERISTAR     MERISTAR     MERISTAR      MERISTAR
                                                                     SUB 6B,        SUB         SUB 5D,      SUB 5H,       SUB 7H,
                                                                       LLC        4I, L.P.        LLC          LLC           LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           --
  Participating lease revenue                                           1,192             --        1,889           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           1,192             --        1,889           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               1             --            1           --           --
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                          456             --        1,450           --           --
   Property taxes, insurance and other                                    226             --          216           --           --
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                        683             --        1,667           --           --

Operating (loss) income                                                   509             --          222           --           --

Change in fair value of non-hedging derivatives net of
  swap payments                                                            --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                       8             --       (1,479)          --           --
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
  operations                                                              517             --       (1,257)          --           --

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                  517             --       (1,257)          --           --

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --         (5,445)          --          615          484
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --         (5,445)          --          615          484
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                         517         (5,445)      (1,257)         615          484
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)


                                                                       AGH         MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                      PSS I,        SUB 2D,      SUB 4F,      SUB 5K,      SUB 5M,
                                                                       INC.           LLC         L.P.          LLC          LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           12           --           --
  Participating lease revenue                                              --             --        1,868        2,397        1,604
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --             --        1,880        2,397        1,604
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --             --           --            1            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --             --        1,122        1,187          454
   Property taxes, insurance and other                                     --             --          383          341          287
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --             --        1,505        1,529          742

Operating (loss) income                                                    --             --          375          868          862

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --             --           37          102           19
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                               --             --          412          970          881

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                   --             --          412          970          881

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                         1,639           (224)          --           --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                           1,639           (224)          --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                       1,639           (224)         412          970          881
                                                                  ===========  =============  ===========  ===========  ===========



                                                                                  MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    MERISTAR       SUB 5O,       SUB 6M       SUB 4B,      SUB 6C,
                                                                  SUB 1E, L.P.       LLC         COMPANY        L.P.         LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --           --           --           16
  Participating lease revenue                                              --            724        4,279           --        2,946
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --            724        4,279           --        2,962
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --              1            1           --            1
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --            219        1,211           --          777
   Property taxes, insurance and other                                     --            119          294           --          209
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --            339        1,506           --          987

Operating (loss) income                                                    --            385        2,773           --        1,975

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --              7           21           --           36
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
  operations                                                               --            392        2,794           --        2,011

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                   --            392        2,794           --        2,011

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                         1,216             --           --       (4,245)          --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                           1,216             --           --       (4,245)          --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                       1,216            392        2,794       (4,245)       2,011
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                    MERISTAR       MERISTAR      MERISTAR    MERISTAR     MERISTAR
                                                                    SUB 2C,        SUB 4G,       SUB 3B,      SUB 5G,      SUB 5P,
                                                                      LLC           L.P.           LLC          L.P.         LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             20           --           53           --
  Participating lease revenue                                              --          2,255           --       10,316          581
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                              --          2,275           --       10,369          581
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                              --              1           --            2           --
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                           --            921           --        6,201            3
   Property taxes, insurance and other                                     --            565           --        1,861          (11)
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                         --          1,487           --        8,064           (8)

Operating (loss) income                                                    --            788           --        2,305          589

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                      --             21           --          124           --
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income before income taxes and discontinued
  operations                                                               --            809           --        2,429          589

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                   --            809           --        2,429          589

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                        (1,248)            --      (12,777)          --           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                          (1,248)            --      (12,777)          --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                      (1,248)           809      (12,777)       2,429          589
                                                                  ===========  =============  ===========  ===========  ===========


                                                                    MERISTAR       MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 5J,        SUB 5Q,      SUB 5A,      SUB 8D,      SUB 4J,
                                                                       LLC            LLC         LLC           LLC          LLC
                                                                  -----------  -------------  -----------  -----------  ------------
Revenue:
  Hotel operations:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operations                                                  --             --           --           --           --
  Office rental, parking and other revenue                                 --             --          110           --           10
  Participating lease revenue                                           8,641          1,838        5,709           --        3,000
                                                                  -----------  -------------  -----------  -----------  -----------
Total revenue                                                           8,641          1,838        5,819           --        3,010
                                                                  -----------  -------------  -----------  -----------  -----------

Hotel operating expenses:
   Rooms                                                                   --             --           --           --           --
   Food and beverage                                                       --             --           --           --           --
   Other hotel operating expense                                           --             --           --           --           --
Office rental, parking and other operating expenses                        --             --           --           --           --
Other operating expenses:
   General and administrative                                               1              1            1           --            5
   Property operating costs                                                --             --           --           --           --
   Depreciation and amortization                                        3,475            494        1,434           --        1,343
   Property taxes, insurance and other                                  1,537            255          634           --          274
   Loss on asset impairments                                               --             --           --           --           --
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
Operating expenses                                                      5,013            750        2,069           --        1,622

Operating (loss) income                                                 3,628          1,088        3,750           --        1,388

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --           --           --
Loss on fair value of non-hedging derivatives                              --             --           --           --           --
Minority interest income, net                                              --             --           --           --           --
Interest expense, net                                                     156             76       (2,780)          --           56
Equity in income from consolidated entities                                --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------

(Loss) income before income taxes and discontinued
  operations                                                            3,784          1,164          970           --        1,444

Income tax benefit                                                         --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
(Loss) income from continuing operations                                3,784          1,164          970           --        1,444

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                            --             --           --          651           --
   Income tax benefit                                                      --             --           --           --           --
                                                                  -----------  -------------  -----------  -----------  -----------
   Income (loss) from discontinued operations                              --             --           --          651           --
                                                                  -----------  -------------  -----------  -----------  -----------
Net (loss) income                                                       3,784          1,164          970          651        1,444
                                                                  ===========  =============  ===========  ===========  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
(dollars in thousands)

                                                                   MERISTAR      GUARANTOR
                                                                     HOTEL      SUBSIDIARIES                    TOTAL
                                                                  LESSEE, INC.     TOTAL      ELIMINATIONS   CONSOLIDATED
                                                                  -----------  -------------  ------------   ------------
Revenue:
   Hotel operations:
    Rooms                                                             559,634        559,634           --    $   559,634
    Food and beverage                                                 223,411        223,411           --        223,411
    Other hotel operations                                             66,755         66,755           --         66,755
   Office rental, parking and other revenue                               534          3,307           --         15,893
   Participating lease revenue                                                       116,858     (240,919)            --
                                                                  -----------  -------------  ------------   -----------
Total revenue                                                         850,334        969,965     (240,919)       865,693
                                                                  -----------  -------------  ------------   -----------

Hotel operating expenses:
   Rooms                                                              135,285        135,285           --        135,285
   Food and beverage                                                  158,201        158,201           --        158,201
   Other hotel operating expense                                       37,928         37,928           --         37,928
Office rental, parking and other operating expenses                        --          1,291           --          3,004
Other operating expenses:                                                                                             --
   General and administrative                                         135,860        135,927           --        148,019
   Property operating costs                                           128,178        128,178           --        127,017
   Depreciation and amortization                                        1,578         46,525           --        107,963
   Property taxes, insurance and other                                266,190        286,356     (240,919)        59,186
   Loss on asset impairments                                               --          6,925           --          6,925
   Write down of note receivable with Interstate Hotels
    & Resorts                                                              --             --           --         14,517
                                                                  -----------  -------------  ------------   -----------
Operating expenses                                                    863,220        936,616     (240,919)       798,045

Operating (loss) income                                               (12,886)        33,349           --         67,648

Change in fair value of non-hedging derivatives net of
 swap payments                                                             --             --           --         (4,446)
Loss on fair value of non-hedging derivatives                              --             --           --         (4,735)
Minority interest income, net                                              --             --           --             15
Interest expense, net                                                    (159)        (2,952)          --       (136,880)
Equity in income from consolidated entities                                --             --       33,753             --
                                                                  -----------  -------------  ------------   -----------

(Loss) income before income taxes and discontinued operations         (13,045)        30,397       33,753        (78,398)

Income tax benefit                                                         --             --           --          1,157
                                                                  -----------  -------------  ------------   ------------
(Loss) income from continuing operations                              (13,045)        30,397       33,753        (77,241)

Discontinued operations
   Income (loss) from discontinued operations before
    tax benefit                                                       (10,847)       (61,957)          --        (94,342)
   Income tax benefit                                                      --             --           --            764
                                                                  -----------  -------------  ------------   -----------
   Income (loss) from discontinued operations                         (10,847)       (61,957)          --        (93,578)
                                                                  -----------  -------------  ------------   -----------
Net (loss) income                                                     (23,892)       (31,560)      33,753    $  (170,819)
                                                                  ===========  =============  ============   ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)



                                                                 MERISTAR      NON-
                                                               HOSPITALITY   GUARANTOR      MERISTAR          AGH       MERISTAR
                                                                  OP, L.P.  SUBSIDIARIES   SUB 7C, LLC    UPREIT, LLC  SUB 5N, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                    $        --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                         6,970         5,054            --            --            --
    Participating lease revenue                                         --       149,216            --            --         1,092
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        6,970       154,270            --            --         1,092
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --           253            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --         2,540            --            --            --
Other operating expenses:
      General and administrative                                     2,967         5,917            --            --             1
      Property operating costs                                          --          (684)           --            --            --
      Depreciation and amortization                                  8,760        46,426            --            --           128
      Property taxes, insurance and other                            5,238        23,884            --            --            75
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                         9,297            --            --            --            --
      Write down of investment in STS Hotel Net                      2,112            --            --            --            --
      FelCor merger costs                                            5,817            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                  1,315            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                  35,506        78,336            --            --           204

Operating (loss) income                                            (28,536)       75,934            --            --           888

Loss on fair value of non-hedging derivatives                       (6,666)           --            --            --            --
Loss on sale of assets                                                 (39)           --            --            --            --
Minority interest income, net                                           48            --            --            --            --
Interest expense, net                                              (92,017)      (27,426)           --            --             7
Equity in income from consolidated entities                         78,751            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations      (48,459)       48,508            --            --           895

Income tax benefit                                                     155            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                           (48,304)       48,508            --            --           895

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                          3,177         2,274            --            --            --
    Income tax benefit (expense)                                       642            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                           3,819         2,274            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                  (44,485)       50,782            --            --           895
                                                               ===========   ===========   ===========   ===========   ===========

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 8A, LLC   SUB 8F, LLC   SUB 8G, LLC   SUB 6H, L.P.  SUB 8B, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --         2,939            --            --            --
    Participating lease revenue                                         --            --            --         1,389         8,934
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --         2,939            --         1,389         8,934
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --            (7)           --            (2)            1
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --           439            --           424         2,337
      Property taxes, insurance and other                               --           601            --            18         1,537
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --         1,033            --           440         3,875

Operating (loss) income                                                 --         1,906            --           949         5,059

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                                                                     --            --
Interest expense, net                                                   --            (6)           --             4            60
Equity in income from consolidated entities                                           --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations           --         1,900            --           953         5,119

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                                --         1,900            --           953         5,119

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                          1,096            --            --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                           1,096            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    1,096         1,900            --           953         5,119
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 1C, L.P.  SUB 8E, LLC   SUB 7F, LLC   SUB 5L, LLC   SUB 3C, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            17            --            --             6
    Participating lease revenue                                      1,387         1,980         1,106         1,274         1,823
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        1,387         1,997         1,106         1,274         1,829
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               (5)           (2)           --            --            --
Other operating expenses:
      General and administrative                                        (1)            1             1             1             1
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                  1,014           547           461           122           690
      Property taxes, insurance and other                              790           161           166            57           477
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                   1,798           707           628           180         1,168

Operating (loss) income                                               (411)        1,290           478         1,094           661

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   25            34            13            12            22
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations         (386)        1,324           491         1,106           683

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                              (386)        1,324           491         1,106           683

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --            --            --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                     (386)        1,324           491         1,106           683
                                                               ===========   ===========   ===========   ===========   ===========


                                                                                 OLD
                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 5R, LLC   SUB 8A, LLC   SUB 6D, LLC   SUB 6E, LLC   SUB 4E, L.P.
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            13            --            12
    Participating lease revenue                                         --           377         2,230         5,575         1,516
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --           377         2,243         5,575         1,528
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --            --             1             1             3
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --            89           513         1,672           913
      Property taxes, insurance and other                               --            54           287           622           465
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --           143           801         2,295         1,381

Operating (loss) income                                                 --           234         1,442         3,280           147

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --        (1,061)           --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   --             5            20            44            22
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations           --          (822)        1,462         3,324           169

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                                --          (822)        1,462         3,324           169

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --            --            --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                       --          (822)        1,462         3,324           169
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 1B, LLC   SUB 5F, L.P.  SUB 6G, LLC   SUB 8C, LLC   SUB 4C, L.P.
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                           276            --            --            --            --
    Participating lease revenue                                      2,890         2,709         2,510            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        3,166         2,709         2,510            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        25             1             1            --            --
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                    617         1,049           788            --            --
      Property taxes, insurance and other                              192           214           519            --            --
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                     834         1,264         1,308            --            --

Operating (loss) income                                              2,332         1,445         1,202            --            --

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --
Interest expense, net                                                   31            19            68            --            --
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations        2,363         1,464         1,270            --            --

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                             2,363         1,464         1,270            --            --

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                             --            --            --           212        (6,123)
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --           212        (6,123)
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    2,363         1,464         1,270           212        (6,123)
                                                               ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 4H, L.P.  SUB 7E, LLC   SUB 3D, LLC   SUB 1A, LLC   SUB 5E, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            --            --            --
    Participating lease revenue                                        501         1,660         1,832         1,925         5,455
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                          501         1,660         1,832         1,925         5,455
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                         2             1             1             1             9
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                    532           607           944           475         1,866
      Property taxes, insurance and other                              171           306           255           350           521
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                     705           914         1,200           826         2,396

Operating (loss) income                                               (204)          746           632         1,099         3,059

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   11            20            87            21            96
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations         (193)          766           719         1,120         3,155

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                              (193)          766           719         1,120         3,155

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --            --            --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                     (193)          766           719         1,120         3,155
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR
                                                               SUB 7A JOINT   MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                VENTURE      SUB 6K, LLC   SUB 2B, LLC   SUB 3A, LLC   SUB 4A, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            --            --            --
    Participating lease revenue                                      1,324         3,803            --           575            --
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        1,324         3,803            --           575            --
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --             2            --             3            --
Other operating expenses:
      General and administrative                                       (42)            1            --             1            --
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                    403           741            --           344            --
      Property taxes, insurance and other                              137           630            --            76            --
      Loss on asset impairments                                         --            --            --         2,278            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
       Corporation                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                     498         1,374            --         2,702            --

Operating (loss) income                                                826         2,429            --        (2,127)           --

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   16            29            --            13            --
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations          842         2,458            --        (2,114)           --

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                               842         2,458            --        (2,114)           --

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --            --          (228)           --        (2,616)
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --          (228)           --        (2,616)
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                      842         2,458          (228)       (2,114)       (2,616)
                                                               ===========   ===========   ===========   ===========   ===========

                                                                                                            MDV
                                                                MERISTAR      MERISTAR      MERISTAR      LIMITED       MERISTAR
                                                               SUB 4D, LLC   SUB 2A, LLC   SUB 6L, LLC   PARTNERSHIP   SUB 5C, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            --            --            --
    Participating lease revenue                                         --            --            --           635            --
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --            --            --           635            --
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --            --            --            (7)           --
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --            --            --           123            --
      Property taxes, insurance and other                               --            --            --           130            --
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --            --            --           246            --

Operating (loss) income                                                 --            --            --           389            --

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   --            --            --             8            --
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations           --            --            --           397            --

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                                --            --            --           397            --

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                           127          (507)          679            --           447
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                             127          (507)          679            --           447
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                      127          (507)          679           397           447
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 6J, LLC   SUB 1D, L.P.  SUB 7B, L.P.  SUB 7D, LLC   SUB 7G, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --             7            --            --            --
    Participating lease revenue                                      2,391         6,313         1,532         7,588           781
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        2,391         6,320         1,532         7,588           781
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --             6            --           253            --
Other operating expenses:
      General and administrative                                         1            37          (100)          706             3
      Property operating costs                                          --            87            --           100            --
      Depreciation and amortization                                    611         2,186           888         1,623           731
      Property taxes, insurance and other                              179         1,065         1,028         2,382           227
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                     791         3,381         1,816         5,064           961

Operating (loss) income                                              1,600         2,939          (284)        2,524          (180)

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   35            44            59            76            57
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations        1,635         2,983          (225)        2,600          (123)

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                             1,635         2,983          (225)        2,600          (123)

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                             --            --            --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    1,635         2,983          (225)        2,600          (123)
                                                               ===========   ===========   ===========   ===========   ===========

                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 6B, LLC   SUB 4I, L.P.  SUB 5D, LLC   SUB 5H, LLC   SUB 7H, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --             3            --            --
    Participating lease revenue                                      1,106            --         1,841            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                        1,106            --         1,844            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                         1            --             7            --            --
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                    451            --         1,420            --            --
      Property taxes, insurance and other                              258            --           383            --            --
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                     710            --         1,810            --            --

Operating (loss) income                                                396            --            34            --            --

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                    7            --        (1,773)           --            --
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations          403            --        (1,739)           --            --

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                               403            --        (1,739)           --            --

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --       (12,720)           --         1,696        (2,465)
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --       (12,720)           --         1,696        (2,465)
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                      403       (12,720)       (1,739)        1,696        (2,465)
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                 AGH          MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               PSS I, INC.   SUB 2D, LLC   SUB 4F, L.P.  SUB 5K, LLC   SUB 5M, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            17            --            --
    Participating lease revenue                                         --            --         2,234         2,755         2,141
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --            --         2,251         2,755         2,141
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --            --            16             1             1
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --            --         1,092         1,181           440
      Property taxes, insurance and other                               --            --           459           321           213
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --            --         1,567         1,503           654

Operating (loss) income                                                 --            --           684         1,252         1,487

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                              (1,076)           --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   --            --            26            35            28
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations       (1,076)           --           710         1,287         1,515

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                            (1,076)           --           710         1,287         1,515

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                          2,546          (206)           --            --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                           2,546          (206)           --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    1,470          (206)          710         1,287         1,515
                                                               ===========   ===========   ===========   ===========   ===========

                                                                                            MERISTAR
                                                                MERISTAR      MERISTAR       SUB 6M       MERISTAR      MERISTAR
                                                               SUB 1E, L.P.  SUB 5O, LLC     COMPANY     SUB 4B, L.P.  SUB 6C, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            --            --            13
    Participating lease revenue                                         --           857         4,757            --         3,168
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --           857         4,757            --         3,181
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --             1             1            --             1
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --           220         1,194            --           755
      Property taxes, insurance and other                               --            93           302            --           139
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --           314         1,497            --           895

Operating (loss) income                                                 --           543         3,260            --         2,286

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   --             6            16            --            49
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations           --           549         3,276            --         2,335

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                                --           549         3,276            --         2,335

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                          1,296            --            --       (13,552)           --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                           1,296            --            --       (13,552)           --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    1,296           549         3,276       (13,552)        2,335
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 2C, LLC   SUB 4G, L.P.  SUB 3B, LLC   SUB 5G, L.P.  SUB 5P, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            24            --            54            --
    Participating lease revenue                                         --         3,080            --        11,629           623
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                           --         3,104            --        11,683           623
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --            --
Other operating expenses:
      General and administrative                                        --            12            --             6            --
      Property operating costs                                          --            --            --            --            --
      Depreciation and amortization                                     --           870            --         6,165            --
      Property taxes, insurance and other                               --           711            --         1,676            22
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                      --         1,593            --         7,847            22

Operating (loss) income                                                 --         1,511            --         3,836           601

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                   --            41            --            42            --
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations           --         1,552            --         3,878           601

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                                --         1,552            --         3,878           601

Discontinued operations
    (Income) loss from discontinued operations before income
      tax benefit (expense)                                         (1,028)           --           (20)           --            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                          (1,028)           --           (20)           --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                   (1,028)        1,552           (20)        3,878           601
                                                               ===========   ===========   ===========   ===========   ===========


                                                                MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                               SUB 5J, LLC   SUB 5Q, LLC   SUB 5A, LLC   SUB 8D, LLC   SUB 4J, LLC
                                                               -----------   -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operations                                            --            --            --            --            --
    Office rental, parking and other revenue                            --            --            81            --             5
    Participating lease revenue                                     10,530         2,281         5,143            --         3,050
                                                               -----------   -----------   -----------   -----------   -----------
Total revenue                                                       10,530         2,281         5,224            --         3,055
                                                               -----------   -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                             --            --            --            --            --
      Food and beverage                                                 --            --            --            --            --
      Other hotel operating expenses                                    --            --            --            --            --
Office rental, parking and other expenses                               --            --            --            --             8
Other operating expenses:
      General and administrative                                         2            --             2            --            49
      Property operating costs                                          --            --            --            --           497
      Depreciation and amortization                                  3,364           410         1,673            --         1,279
      Property taxes, insurance and other                            1,053            71           554            --           196
      Loss on asset impairments                                         --            --            --            --            --
      Swap termination costs                                            --            --            --            --            --
      Write down of investment in STS Hotel Net                         --            --            --            --            --
      FelCor merger costs                                               --            --            --            --            --
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
Operating expenses                                                   4,419           481         2,229            --         2,029

Operating (loss) income                                              6,111         1,800         2,995            --         1,026

Loss on fair value of non-hedging derivatives                           --            --            --            --            --
Loss on sale of assets                                                  --            --            --            --            --
Minority interest income, net                                           --            --            --            --            --
Interest expense, net                                                  112           110        (2,791)           --            76
Equity in income from consolidated entities                             --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations        6,223         1,910           204            --         1,102

Income tax benefit                                                      --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

(Loss) income from continuing operations                             6,223         1,910           204            --         1,102

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                            --            --            --         1,780            --
    Income tax benefit (expense)                                        --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                              --            --            --         1,780            --
                                                               -----------   -----------   -----------   -----------   -----------

Net (loss) income                                                    6,223         1,910           204         1,780         1,102
                                                               ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                                MERISTAR      GUARANTOR
                                                                  HOTEL      SUBSIDIARIES                  TOTAL
                                                               LESSEE, INC.     TOTAL      ELIMINATIONS  CONSOLIDATED
                                                               -----------   -----------   -----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                        606,956       606,956            --   $   606,956
      Food and beverage                                            231,662       231,662            --       231,662
      Other hotel operations                                        72,781        72,781            --        72,781
    Office rental, parking and other revenue                           374         3,841            --        15,865
    Participating lease revenue                                         --       128,302      (275,461)        2,057
                                                               -----------   -----------   -----------   -----------
Total revenue                                                      911,773     1,043,542      (275,461)      929,321
                                                               -----------   -----------   -----------   -----------

Hotel operating expenses:
      Rooms                                                        144,759       144,759            --       145,012
      Food and beverage                                            165,244       165,244            --       165,244
      Other hotel operating expenses                                38,382        38,382            --        38,382
Office rental, parking and other expenses                               --           265            --         2,805
Other operating expenses:                                                             --                          --
      General and administrative                                   135,575       136,317            --       145,201
      Property operating costs                                     133,906       134,590            --       133,906
      Depreciation and amortization                                    252        44,643            --        99,829
      Property taxes, insurance and other                          292,239       312,382      (275,461)       66,043
      Loss on asset impairments                                         --         2,278            --         2,278
      Swap termination costs                                            --            --            --         9,297
      Write down of investment in STS Hotel Net                         --            --            --         2,112
      FelCor merger costs                                               --            --            --         5,817
      Costs to terminate leases with Prime Hospitality
        Corporation                                                     --            --            --         1,315
                                                               -----------   -----------   -----------   -----------
Operating expenses                                                 910,357       978,860      (275,461)      817,241

Operating (loss) income                                              1,416        64,682            --       112,080

Loss on fair value of non-hedging derivatives                           --            --            --        (6,666)
Loss on sale of assets                                                  --        (2,137)           --        (2,176)
Minority interest income, net                                           --            --            --            48
Interest expense, net                                                 (148)       (3,212)           --      (122,655)
Equity in income from consolidated entities                             --            --       (78,751)           --
                                                               -----------   -----------   -----------   -----------

(Loss) income before income taxes and discontinued operations        1,268        59,333       (78,751)      (19,369)

Income tax benefit                                                     336           336            --           491
                                                               -----------   -----------   -----------   -----------

(Loss) income from continuing operations                             1,604        59,669       (78,751)      (18,878)

Discontinued operations
    (Income) loss from discontinued operations before income
       tax benefit (expense)                                        (2,114)      (31,700)           --       (26,249)
    Income tax benefit (expense)                                        --            --            --           642
                                                               -----------   -----------   -----------   -----------

Income (loss) from discontinued operations                          (2,114)      (31,700)           --       (25,607)
                                                               -----------   -----------   -----------   -----------

Net (loss) income                                                     (510)       27,969       (78,751)      (44,485)
                                                               ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)


                                                                    MERISTAR       NON-         MERISTAR      AGH         MERISTAR
                                                                   HOSPITALITY   GUARANTOR       SUB 7C,     UPREIT,      SUB 5N,
                                                                     OP, L.P.   SUBSIDIARIES       LLC        LLC           LLC
                                                                   -----------  -----------   -----------  -----------  -----------
Cash flows from operating activities:

    Net (loss) income                                                (404,437)      (92,438)           --           --          612
    Adjustments to reconcile net income (loss)
      to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                    10,522        50,629            --           --          137
      Equity in earnings of affiliate                                 270,566            --            --           --           --
      Loss on asset impairments                                        25,000       121,649            --           --           --
      Gain (loss) on sale of assets, before tax effect                    165          (798)           --           --           --
      Gain on early extinguishment of debt                             (4,085)           --            --           --           --
      Minority interests                                                  (62)           --            --           --           --
      Amortization of unearned stock based compensation                 2,544            --            --           --           --
      Change in value of interest rate swaps                           (3,977)           --            --           --           --
      Deferred income taxes                                            (3,923)           --            --           --           --
      Changes in operating assets and liabilities:
         Accounts receivable                                           (6,276)          355            --           --           --
         Prepaid expenses and other assets                             (4,498)        1,942            --           --           18
         Due from/to Interstate Hotels & Resorts                        6,551            --            --           --           --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                        (864)      (13,252)           --           --          (18)
         Due from subsidiaries                                        302,842      (173,942)           --           --         (720)
                                                                  -----------   -----------   -----------  -----------  -----------
         Net cash provided by (used in) operating
           activities                                                 190,068      (105,855)           --           --           29
                                                                  -----------   -----------   -----------  -----------  -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                    (2,001)      (13,022)           --           --          (29)
    Proceeds from sales of assets                                          --        34,065            --           --           --
    Sales of marketable securities                                     18,040            --            --           --           --
    Purchases of marketable securities                                (18,040)           --            --           --           --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                 42,052            --            --           --           --
    (Decrease) increase in restricted cash                            (24,558)        2,400            --           --           --
    Costs associated with disposition
      program and other, net                                               --        (2,314)           --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
         Net cash provided by (used in)
           investing activities                                        15,493        21,129            --           --          (29)
                                                                  -----------   -----------   -----------  -----------  -----------
Cash flows from financing activities:

    Principal payments on long-term debt                             (202,724)      (16,274)           --           --           --
    Proceeds from issuance of long-term debt                          170,000       101,000            --           --           --
    Loans to/from subsidiaries                                        (59,629)           --            --           --           --
    Deferred financing fees                                           (10,532)           --            --           --           --
    Contributions from partners                                        95,358            --            --           --           --
    Distributions paid to partners                                       (565)           --            --           --           --
    Purchase of limited partnership unit                                  (65)           --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
         Net cash provided by (used in)
           financing activities                                        (8,157)       84,726            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   (129)           --            --           --           --

NET CHANGE IN CASH                                                    197,275            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         21,372            --            --           --           --
                                                                  -----------   -----------   -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              218,647            --            --           --           --
                                                                  ===========   ===========   ===========  ===========  ===========


                                                                  MERISTAR       MERISTAR     MERISTAR     MERISTAR       MERISTAR
                                                                   SUB 8A,        SUB 8F,       SUB 8G,     SUB 6H,        SUB 8B,
                                                                     LLC           L.P.          LLC          L.P.          LLC
                                                                 -----------   -----------   -----------  -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                     --         1,208            --           10         3,441
    Adjustments to reconcile net income (loss)
      to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                       --           587            --          569         2,416
      Equity in earnings of affiliate                                     --            --            --           --            --
      Loss on asset impairments                                           --            --            --          500            --
      Gain (loss) on sale of assets, before tax effect                    --            --            --           --            --
      Gain on early extinguishment of debt                                --            --            --           --            --
      Minority interests                                                  --            --            --           --            --
      Amortization of unearned stock based compensation                   --            --            --           --            --
      Change in value of interest rate swaps                              --            --            --           --            --
      Deferred income taxes                                               --            --            --           --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             (17)          (28)           --           --            --
         Prepaid expenses and other assets                                --            30            --           (1)           38
         Due from/to Interstate Hotels & Resorts                          --            --            --           --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                         36          (140)           --          (18)         (124)
         Due from subsidiaries                                           (19)       (1,626)           --       (1,044)       (4,428)
                                                                 -----------   -----------   -----------  -----------   -----------
         Net cash provided by (used in)
           operating activities                                           --            31            --           16         1,343
                                                                 -----------   -----------   -----------  -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                       --           (31)           --          (16)       (1,343)
    Proceeds from sales of assets                                         --            --            --           --            --
    Sales of marketable securities                                        --            --            --           --            --
    Purchases of marketable securities                                    --            --            --           --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                    --            --            --           --            --
    (Decrease) increase in restricted cash                                --            --            --           --            --
    Costs associated with disposition
      program and other, net                                              --            --            --           --            --
                                                                 -----------   -----------   -----------  -----------   -----------
         Net cash provided by (used in)
           investing activities                                           --           (31)           --          (16)       (1,343)
                                                                 -----------   -----------   -----------  -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                  --            --            --           --            --
    Proceeds from issuance of long-term debt                              --            --            --           --            --
    Loans to/from subsidiaries                                            --            --            --           --            --
    Deferred financing fees                                               --            --            --           --            --
    Contributions from partners                                           --            --            --           --            --
    Distributions paid to partners                                        --            --            --           --            --
    Purchase of limited partnership unit                                  --            --            --           --            --
                                                                 -----------   -----------   -----------  -----------   -----------
         Net cash provided by (used in)
           financing activities                                           --            --            --           --            --
                                                                 -----------   -----------   -----------  -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                    --            --            --           --            --

NET CHANGE IN CASH                                                        --            --            --           --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            --            --            --           --            --

                                                                 -----------   -----------   -----------  -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  --            --            --           --            --
                                                                 ===========   ===========   ===========  ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)


                                                                 MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,       SUB 8E,       SUB 7F,       SUB 5L,       SUB 3C,
                                                                   L.P.           LLC           LLC           LLC           LLC
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                  (578)          697        (1,688)          682           595
    Adjustments to reconcile net income (loss)
      to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                   1,015           583           425           142           709
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --            --         2,037            --            --
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --            28            --
         Prepaid expenses and other assets                               88            10             1            24            10
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (98)          (24)           46           (50)          (68)
         Due from subsidiaries                                          887        (1,047)         (756)         (564)       (1,128)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                       1,314           219            65           262           118
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                  (1,314)         (219)          (65)         (262)         (118)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                      (1,314)         (219)          (65)         (262)         (118)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --           --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --           --            --
                                                                ===========   ===========   ===========   ===========   ===========


                                                                   MERISTAR    MERISTAR      MERISTAR      MERISTAR       MERISTAR
                                                                    SUB 5R,     SUB 6D,       SUB 6E,       SUB 4E,        SUB 1B,
                                                                     LLC          LLC           LLC           L.P.          LLC
                                                                 -----------  -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                     --        1,112         2,913       (14,966)        2,120
    Adjustments to reconcile net income (loss)
      to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                       --          546         1,629           577           535
      Equity in earnings of affiliate                                     --           --            --            --            --
      Loss on asset impairments                                           --           --            --        15,347            --
      Gain (loss) on sale of assets, before tax effect                    --           --            --            --            --
      Gain on early extinguishment of debt                                --           --            --            --            --
      Minority interests                                                  --           --            --            --            --
      Amortization of unearned stock based compensation                   --           --            --            --            --
      Change in value of interest rate swaps                              --           --            --            --            --
      Deferred income taxes                                               --           --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                              --           (2)           --            --            --
         Prepaid expenses and other assets                                --            7            33            17            33
         Due from/to Interstate Hotels & Resorts                          --           --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                         --           20           (76)          (64)          (12)
         Due from subsidiaries                                            --       (1,664)       (3,839)         (773)       (2,421)
                                                                 -----------  -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                           --           19           660           138           255
                                                                 -----------  -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                       --          (19)         (660)         (138)         (240)
    Proceeds from sales of assets                                         --           --            --            --            --
    Sales of marketable securities                                        --           --            --            --            --
    Purchases of marketable securities                                    --           --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                    --           --            --            --            --
    (Decrease) increase in restricted cash                                --           --            --            --            --
    Costs associated with disposition
      program and other, net                                              --           --            --            --            --
                                                                 -----------  -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                           --          (19)         (660)         (138)         (240)
                                                                 -----------  -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                                  --           --            --            --           (15)
    Proceeds from issuance of long-term debt                              --           --            --            --            --
    Loans to/from subsidiaries                                            --           --            --            --            --
    Deferred financing fees                                               --           --            --            --            --
    Contributions from partners                                           --           --            --            --            --
    Distributions paid to partners                                        --           --            --            --            --
    Purchase of limited partnership unit                                  --           --            --            --            --
                                                                 -----------  -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                           --           --            --            --           (15)
                                                                 -----------  -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                    --           --            --            --            --

NET CHANGE IN CASH                                                        --           --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            --           --            --            --            --
                                                                 -----------  -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  --           --            --            --            --
                                                                 ===========  ===========   ===========   ===========   ===========


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)


                                                                  MERISTAR     MERISTAR      MERISTAR      MERISTAR       MERISTAR
                                                                   SUB 5F,      SUB 6G,       SUB 8C,       SUB 4C,        SUB 4H,
                                                                    L.P.          LLC           LLC           L.P           L.P.
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                (7,943)        1,302        (4,555)           --        (5,491)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     941           848           669            --           394
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                       9,231            --         5,213            --         5,187
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --             1            14
         Prepaid expenses and other assets                               68            12          (117)           --             8
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (73)         (177)         (229)         (130)            6
         Due from subsidiaries                                       (1,958)       (1,788)         (970)          129            53
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                         266           197            11            --           171
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                    (266)         (197)          (11)           --          (171)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to)
      Interstate Hotels & Resorts                                        --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                        (266)         (197)          (11)           --          (171)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========


                                                                                                                         MERISTAR
                                                                  MERISTAR      MERISTAR     MERISTAR       MERISTAR      SUB 7A
                                                                   SUB 7E,      SUB 3D,       SUB 1A,       SUB 5E,        JOINT
                                                                    LLC           LLC           LLC           LLC         VENTURE
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                   533           423           927         2,194        (4,907)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     615           776           450         1,438           336
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --            --            --            --         5,478
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --            --            --
         Prepaid expenses and other assets                                8            16            56            12             4
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (12)          (31)         (138)          246           (68)
         Due from subsidiaries                                         (547)       (1,051)       (1,099)       (3,833)         (669)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                         597           133           196            57           174
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                    (597)         (133)         (196)          (57)         (174)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to)
      Interstate Hotels & Resorts                                        --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                        (597)         (133)         (196)          (57)         (174)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)


                                                                 MERISTAR      MERISTAR       MERISTAR     MERISTAR      MERISTAR
                                                                  SUB 6K,       SUB 2B,       SUB 3A,       SUB 4A,       SUB 4D,
                                                                    LLC          LLC            LLC           LLC           LLC
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from operating activities:

    Net (loss) income                                                 2,154        (6,486)       (1,933)         (845)         (939)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     538           357           236           125            55
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --         4,670         2,137         1,455         1,004
      Gain (loss) on sale of assets, before tax effect                   --         1,335            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --        (2,357)           --            --            --
         Prepaid expenses and other assets                                2            --            (1)            9            (3)
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                      (215)           --            (2)           (4)         (112)
         Due from subsidiaries                                       (2,374)        5,889          (403)         (476)       (2,837)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                         105         3,408            34           264        (2,832)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                    (105)       (1,286)          (34)         (264)          (91)
    Proceeds from sales of assets                                        --         3,780            --            --         3,070
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --          (202)           --            --          (147)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
          investing activities                                         (105)        2,292           (34)         (264)        2,832
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                 --        (5,700)           --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --        (5,700)           --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========


                                                                  MERISTAR      MERISTAR        MDV         MERISTAR      MERISTAR
                                                                  SUB 2A,       SUB 6L,       LIMITED        SUB 5C,       SUB 6J,
                                                                    LLC           LLC       PARTNERSHIP       LLC           LLC
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                (5,037)      (12,550)          228        (5,634)        1,307
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     289           679           139           431           581
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                       2,828        13,286            --         7,187            --
      Gain (loss) on sale of assets, before tax effect                1,524            --            --        (1,344)           --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                         (2,002)           --            --            --            --
         Prepaid expenses and other assets                               --           (14)           13            70             9
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (73)          (26)            1          (866)         (100)
         Due from subsidiaries                                        8,906        (1,310)         (369)       (4,795)       (1,679)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                       6,435            65            12        (4,951)          118
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                    (308)          (65)          (12)         (356)         (118)
    Proceeds from sales of assets                                     3,612            --            --         5,500            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                           (442)           --            --          (193)           --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                       2,862           (65)          (12)        4,951          (118)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                             (9,297)           --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                      (9,297)           --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)

                                                                  MERISTAR     MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                   SUB 1D,      SUB 7B,       SUB 7D,       SUB 7G,        SUB 6B,
                                                                    L.P.         L.P.           LLC           LLC           LLC
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                   852        (9,925)        2,698       (10,327)          429
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                   2,276           497         1,723           492           449
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --        10,288            --        10,216            --
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --          (300)           --            --
         Prepaid expenses and other assets                              209            (1)           33            --             5
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                      (228)          (68)         (383)          (43)          (12)
         Due from subsidiaries                                       (2,856)         (670)       (3,538)         (244)         (714)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
          operating activities                                          253           121           233            94           157
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                    (253)         (121)         (233)          (94)         (157)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                        (253)         (121)         (233)          (94)         (157)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========

                                                                  MERISTAR      MERISTAR      MERISTAR     MERISTAR         AGH
                                                                   SUB 4I,      SUB 5D,        SUB 5H,      SUB 7H,        PSS I,
                                                                    L.P.          LLC           LLC           LLC           INC.
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                (2,614)         (779)      (17,432)       (1,564)         (929)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     261         1,459         1,179           169            --
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                       1,259            --        18,075         1,383         1,787
      Gain (loss) on sale of assets, before tax effect                  961            --           293           741           318
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --           (46)          (43)           --
         Prepaid expenses and other assets                               --            33            (1)           --            (1)
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                      (472)         (194)         (148)         (267)         (107)
         Due from subsidiaries                                         (744)         (427)      (27,496)       (3,670)      (14,293)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                      (1,349)           92       (25,576)       (3,251)      (13,225)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                     (65)          (92)         (901)         (271)         (800)
    Proceeds from sales of assets                                     1,500            --        27,250         3,750        14,500
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                            (86)           --          (773)         (215)         (475)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
          investing activities                                        1,349           (92)       25,576         3,264        13,225
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --           (13)           --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --           (13)           --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)

                                                                MERISTAR      MERISTAR     MERISTAR     MERISTAR       MERISTAR
                                                                   SUB 2D,    SUB 4F,         SUB 5K,    SUB 5M,         SUB 1E,
                                                                   LLC          L.P.          LLC           LLC          L.P.
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                (9,171)          483           593           813         8,205
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     390         1,107         1,290           472           244
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                       8,685            --            --            --            --
      Gain (loss) on sale of assets, before tax effect                  295            --            --            --        (7,247)
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                         (1,166)           --            --            --          (198)
         Prepaid expenses and other assets                               --           (13)           74            48             1
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (64)          (29)       (1,288)          (48)            1
         Due from subsidiaries                                        6,904          (845)         (340)       (1,251)      (18,078)
                                                                -----------   -----------   -----------   -----------   -----------
      Net cash provided by (used in)
        operating activities                                          5,873           703           329            34       (17,072)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                  (1,118)         (703)         (329)          (34)        1,204
    Proceeds from sales of assets                                     6,608            --            --            --        16,500
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                           (591)           --            --            --          (632)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                       4,899          (703)         (329)          (34)       17,072
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                            (10,772)           --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                     (10,772)           --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========


                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 5O,      SUB 6M         SUB 4B,       SUB 6C,       SUB 2C,
                                                                    LLC         COMPANY         L.P.          LLC            LLC
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                   377         2,156        (1,275)        1,449       (17,784)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     228           890           555           580           895
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --            --           638            --        16,455
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --            --             2
         Prepaid expenses and other assets                               15            (9)            4             8           241
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (15)         (100)          (33)          (91)           19
         Due from subsidiaries                                         (591)       (2,843)          250        (1,860)        1,573
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                          14            94           139            86         1,401
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                     (14)          (94)         (139)          (86)         (485)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                         (14)          (94)         (139)          (86)         (485)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --          (916)
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --          (916)
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 4G,      SUB 3B,        SUB 5G,       SUB 5P,       SUB 5J,
                                                                    L.P.          LLC           L.P.          LLC           LLC
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                               (11,178)       (1,245)        1,691         1,132         3,719
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     720           259         6,290             5         3,483
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                      11,850         1,064            --            --            --
      Gain (loss) on sale of assets, before tax effect                   --           415            --            --            --
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --           (38)           --
         Prepaid expenses and other assets                               89             3           260             4           370
         Due from/to Interstate Hotels & Resorts                         --            --            --            --            --
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (70)         (173)          (63)           (4)         (322)
         Due from subsidiaries                                       (1,350)       (6,513)       (7,142)       (1,099)       (4,315)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                          61        (6,190)        1,036            --         2,935
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from investing activities:

    Capital expenditures for property and equipment                     (61)         (809)       (1,036)           --        (2,935)
    Proceeds from sales of assets                                        --         7,750            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --          (751)           --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                         (61)        6,190        (1,036)           --        (2,935)
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --            --
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                ===========   ===========   ===========   ===========   ===========


                                                                                                                          MERISTAR
                                                                  MERISTAR      MERISTAR     MERISTAR       MERISTAR       HOTEL
                                                                   SUB 5Q,       SUB 5A,     SUB 8D,         SUB 4J,      LESSEE,
                                                                   LLC            LLC           LLC           LLC           INC.
                                                                -----------   -----------   -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                                 1,045         1,013       (15,069)        1,152       (55,549)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                     560         1,291           872         1,270         1,067
      Equity in earnings of affiliate                                    --            --            --            --            --
      Loss on asset impairments                                          --            --        16,128            --            --
      Gain (loss) on sale of assets, before tax effect                   --            --            --            --         5,698
      Gain on early extinguishment of debt                               --            --            --            --            --
      Minority interests                                                 --            --            --            --            --
      Amortization of unearned stock based compensation                  --            --            --            --            --
      Change in value of interest rate swaps                             --            --            --            --            --
      Deferred income taxes                                              --            --            --            --            --
      Changes in operating assets and liabilities:
         Accounts receivable                                             --            --            --           (11)        4,203
         Prepaid expenses and other assets                               53            29           (14)           19           292
         Due from/to Interstate Hotels & Resorts                         --            --            --            --          (640)
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                       (67)         (192)          (66)          (90)      (13,840)
         Due from subsidiaries                                       (1,363)       (1,415)       (1,362)       (2,031)         (254)
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                         228           726           489           309       (59,023)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                    (228)         (726)         (489)         (309)         (894)
    Proceeds from sales of assets                                        --            --            --            --            --
    Sales of marketable securities                                       --            --            --            --            --
    Purchases of marketable securities                                   --            --            --            --            --
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --            --            --            --
    (Decrease) increase in restricted cash                               --            --            --            --            --
    Costs associated with disposition
      program and other, net                                             --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
       Net cash provided by (used in)
           investing activities                                        (228)         (726)         (489)         (309)         (894)
                                                                -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:

    Principal payments on long-term debt                                 --            --            --            --            --
    Proceeds from issuance of long-term debt                             --            --            --            --            --
    Loans to/from subsidiaries                                           --            --            --            --        59,629
    Deferred financing fees                                              --            --            --            --            --
    Contributions from partners                                          --            --            --            --            --
    Distributions paid to partners                                       --            --            --            --            --
    Purchase of limited partnership unit                                 --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                          --            --            --            --        59,629
                                                                -----------   -----------   -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --            --            --            --

NET CHANGE IN CASH                                                       --            --            --            --          (288)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --        12,517
                                                                -----------   -----------   -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --        12,229
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2003
(dollars in thousands)

                                                                  GUARANTOR
                                                                SUBSIDIARIES                   TOTAL
                                                                   TOTAL      ELIMINATIONS  CONSOLIDATED
                                                                -----------   -----------   -----------
Cash flows from operating activities:

    Net (loss) income                                              (178,128)      270,566      (404,437)
    Adjustments to reconcile net income
      (loss) to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                  50,740            --       111,891
      Equity in earnings of affiliate                                    --      (270,566)           --
      Loss on asset impairments                                     173,388            --       320,037
      Gain (loss) on sale of assets, before tax effect                2,989            --         2,356
      Gain on early extinguishment of debt                               --            --        (4,085)
      Minority interests                                                 --            --           (62)
      Amortization of unearned stock based compensation                  --            --         2,544
      Change in value of interest rate swaps                             --            --        (3,977)
      Deferred income taxes                                              --            --        (3,923)
      Changes in operating assets and liabilities:
         Accounts receivable                                         (1,960)           --        (7,881)
         Prepaid expenses and other assets                            2,211            --          (345)
         Due from/to Interstate Hotels & Resorts                       (640)           --         5,911
         Accounts payable, accrued expenses,
           accrued interest and other liabilities                   (21,050)           --       (35,166)
         Due from subsidiaries                                     (128,900)           --            --
                                                                -----------   -----------   -----------
         Net cash provided by (used in)
           operating activities                                    (101,350)           --       (17,137)
                                                                -----------   -----------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                 (21,167)           --       (36,190)
    Proceeds from sales of assets                                    93,820            --       127,885
    Sales of marketable securities                                       --            --        18,040
    Purchases of marketable securities                                   --            --       (18,040)
    Net payments from (advances to) Interstate
      Hotels & Resorts                                                   --            --        42,052
    (Decrease) increase in restricted cash                               --            --       (22,158)
    Costs associated with disposition
      program and other, net                                         (4,507)           --        (6,821)
                                                                -----------   -----------   -----------
         Net cash provided by (used in)
           investing activities                                      68,146            --       104,768
                                                                -----------   -----------   -----------
Cash flows from financing activities:

    Principal payments on long-term debt                            (26,713)           --      (245,711)
    Proceeds from issuance of long-term debt                             --            --       271,000
    Loans to/from subsidiaries                                       59,629            --            --
    Deferred financing fees                                              --            --       (10,532)
    Contributions from partners                                          --            --        95,358
    Distributions paid to partners                                       --            --          (565)
    Purchase of limited partnership unit                                 --            --           (65)
                                                                -----------   -----------   -----------
         Net cash provided by (used in)
           financing activities                                      32,916            --       109,485
                                                                -----------   -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                   --            --          (129)

NET CHANGE IN CASH                                                     (288)           --       196,987

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                       12,517            --        33,889
                                                                -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, NED OF PERIOD                             12,229            --       230,876
                                                                ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)


                                                               MERISTAR         NON-         MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY     GUARANTOR       SUB 7C,      UPREIT,        SUB 5N,
                                                                OP, L.P.    SUBSIDIARIES        LLC          LLC            LLC
                                                              -----------   ------------    ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                             (170,169)        (2,843)            --            --           646
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                 13,433         50,468             --            --           133
    Equity in earnings of affiliate                               33,753             --             --            --            --
    Loss on asset impairments                                         --         23,580             --            --            --
    Loss on sale of assets, before tax effect                         --         14,807             --            --            --
    Loss on fair value of non-hedging derivatives                  4,735             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                   14,517             --             --            --            --
    Minority interests                                               (15)            --             --            --            --
    Amortization of unearned stock based compensation              4,543             --             --            --            --
    Interest rate swaps marked to fair value                      (7,612)            --             --            --            --
    Deferred income taxes                                         (1,910)            --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                    (7,852)          (129)            --            --           (16)
      Prepaid expenses and other                                  (1,780)          (589)            --            --            --
      Due from/to Interstate Hotels & Resorts                        144             --             --            --            --
      Due from subsidiaries                                      193,137        (96,158)            --            --          (713)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                       (770)        (3,742)            --            --            (7)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities         74,154        (14,606)            --            --            43
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (2,324)       (17,000)            --            --           (43)
  Proceeds from sales of assets                                       --         42,780             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                     (7,500)           775             --            --            --
  Decrease in restricted cash                                     (1,623)         2,562             --            --            --
  Costs associated with disposition program and other, net            --         (1,358)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities        (11,447)        27,759             --            --           (43)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                          (334,309)       (18,157)            --            --            --
  Proceeds from issuance of long-term debt                       304,946             --             --            --            --
  Loans to/from subsidiaries                                     (15,396)            --             --            --            --
  Deferred financing fees                                         (4,796)            --             --            --            --
  Contributions from partners                                      3,153             --             --            --            --
  Distributions paid to partners                                  (3,060)            --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities        (49,462)       (18,157)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                              205             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                13,450         (5,004)            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     6,798             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                          20,248         (5,004)            --            --            --
                                                              ==========     ==========     ==========    ==========    ==========


                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 8A,        SUB 8F,        SUB 8G,       SUB 6H,       SUB 8B,
                                                                  LLC           L.P.            LLC          L.P.           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                               (4,107)         1,106             --           942         3,356
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    112            453             --           431         2,385
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                      4,812             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --            (96)            --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                       (15)             8             --            --            --
      Prepaid expenses and other                                      --             19             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (2,462)        (1,401)            --        (1,303)       (5,055)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        457             47             --            (5)          214
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities         (1,203)           136             --            65           900
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (4,616)          (136)            --           (65)         (900)
  Proceeds from sales of assets                                    6,270             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net          (451)            --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities          1,203           (136)            --           (65)         (900)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1C,        SUB 8E,        SUB 7F,       SUB 5L,       SUB 3C,
                                                                 L.P.            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                 (458)           851            470           733           557
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                  1,021            600            463           135           706
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --           (28)           --
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                         (302)        (1,317)          (866)         (585)       (1,195)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        141            (16)            (6)           32            38
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            402            118             61           287           106
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (402)          (118)           (61)         (287)         (106)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (402)          (118)           (61)         (287)         (106)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 5R,        SUB 8A,        SUB 6D,       SUB 6E,       SUB 4E,
                                                                  LLC            LLC            LLC           LLC          L.P.
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                   --             --          1,340         3,141            83
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                     --             --            526         1,692           918
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             14            --            --
      Prepaid expenses and other                                      --              1             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                           --             46         (1,633)       (4,432)         (766)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         --            (46)           (83)          163           (41)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             --              1            164           564           194
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                     --             (1)          (164)         (564)         (194)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities             --             (1)          (164)         (564)         (194)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1B,        SUB 5F,        SUB 6G,       SUB 8C,       SUB 4C,
                                                                  LLC           L.P.            LLC           LLC          L.P.
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                2,213          1,235          1,327       (20,129)       (1,407)
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    602          1,058            837         1,389           283
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --        20,111            --
    Loss on sale of assets, before tax effect                         --             --             --            --         1,578
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --           (32)
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                       (96)            --             --            --            (1)
      Prepaid expenses and other                                      (1)            --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (2,474)        (1,778)        (1,789)       (1,168)      (11,656)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         62             76            (44)          (56)          350
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            306            591            331           147       (10,885)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (306)          (586)          (331)         (147)          (48)
  Proceeds from sales of assets                                       --             --             --            --        11,600
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --          (667)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (306)          (586)          (331)         (147)       10,885
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             (5)            --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             (5)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --

                                                                                                                        ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 4H,        SUB 7E,        SUB 3D,       SUB 1A,       SUB 5E,
                                                                 L.P.            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                 (145)           568          1,123           938         3,232
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    541            634            849           453         1,943
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                     (14)            --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                         (262)        (1,021)        (1,789)       (1,277)       (5,007)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (21)           (31)            61           (27)         (117)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             99            150            244            87            51
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                    (99)          (150)          (244)          (87)          (51)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities            (99)          (150)          (244)          (87)          (51)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR
                                                                SUB 7A        MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                JOINT          SUB 6K,        SUB 2B,       SUB 3A,       SUB 4A,
                                                               VENTURE           LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                  638          2,819           (464)          195        (2,398)
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    416            736            417           256            --
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --         3,170
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                         (767)        (3,386)           192           242          (525)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (12)            44             64            65            33
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            275            213            209           758           280
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (270)          (213)          (248)         (758)         (280)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (270)          (213)          (248)         (758)         (280)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             39            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             (5)            --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             (5)            --             39            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR        MDV         MERISTAR
                                                                SUB 4D,        SUB 2A,        SUB 6L,       LIMITED       SUB 5C,
                                                                  LLC            LLC            LLC       PARTNERSHIP       LLC
                                                              ----------     ----------     ----------    -----------   ----------
Cash flows from operating activities:

  Net (loss) income                                               (3,591)          (605)           658           246           267
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    311            320            890           137           597
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                      3,617             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                      --             --             --             4           (53)
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                           90            271         (1,325)         (373)         (587)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         49             34            (16)            8            38
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            476             20            207            22           262
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (476)           (85)          (207)          (22)         (262)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (476)           (85)          (207)          (22)         (262)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             65             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             65             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 6J,        SUB 1D,        SUB 7B,       SUB 7D,       SUB 7G,
                                                                  LLC            L.P.          L.P.           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                1,564          1,875         (6,877)        2,208          (393)
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    647          2,286            929         1,660           753
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --          6,925            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --          (114)           --
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (1,909)        (3,161)        (1,069)       (3,465)          (78)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (59)          (473)           137          (136)         (124)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            243            527             45           153           158
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (243)          (527)           (45)         (153)         (158)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (243)          (527)           (45)         (153)         (158)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 6B,        SUB 4I,        SUB 5D,       SUB 5H,       SUB 7H,
                                                                  LLC            L.P.           LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                  517         (5,445)        (1,257)          615           484
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    456            437          1,450         1,976           395
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --          4,803             --            --            22
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                         (821)           394            236        (1,905)         (575)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (35)            51            (36)          261          (147)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            117            240            393           947           179
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (117)          (240)          (396)         (947)         (179)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (117)          (240)          (396)         (947)         (179)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --              3            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --              3            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                                 AGH          MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                PSS I,         SUB 2D,        SUB 4F,       SUB 5K,       SUB 5M,
                                                                 INC.            LLC           L.P.           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                1,639           (224)           412           970           881
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                     --            474          1,122         1,187           454
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (1,179)          (189)        (1,100)          (76)       (1,257)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         78             20             11        (1,328)           27
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            538             81            445           753           105
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (538)          (158)          (445)         (753)         (105)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (538)          (158)          (445)         (753)         (105)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             76             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --              1             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             77             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1E,        SUB 5O,        SUB 6M        SUB 4B,       SUB 6C,
                                                                 L.P.            LLC          COMPANY        L.P.           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                1,216            392          2,794        (4,245)        2,011
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                    298            219          1,211           521           777
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --         3,780            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            --
      Prepaid expenses and other                                      --             --             13            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (1,427)          (547)        (3,749)        1,226        (2,412)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         (9)           (11)           (18)          109           (14)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             78             53            251         1,391           362
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                    (78)           (53)          (251)       (1,391)         (362)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities            (78)           (53)          (251)       (1,391)         (362)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 2C,        SUB 4G,        SUB 3B,       SUB 5G,       SUB 5P,
                                                                  LLC            L.P.           LLC          L.P.           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                               (1,248)           809        (12,777)        2,429           589
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                  1,035            921            921         6,201             3
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --         12,724            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --           319
      Prepaid expenses and other                                      --             --             --            --            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                          455         (1,606)          (338)       (7,331)         (857)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (17)           (16)            58           160           (15)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            225            108            588         1,459            39
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (358)          (108)          (588)       (1,454)          (39)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (358)          (108)          (588)       (1,454)          (39)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                           132             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                              1             --             --            (5)           --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities            133             --             --            (5)           --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 5J,        SUB 5Q,        SUB 5R,       SUB 8D,       SUB 4J,
                                                                  LLC            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net (loss) income                                                3,784          1,164            970           651         1,444
  Adjustments to reconcile net income (loss) to net cash              --             --             --            --            --
    provided by (used in) operating activities:                       --             --             --            --            --
    Depreciation and amortization                                  3,475            494          1,434         1,267         1,343
    Equity in earnings of affiliate                                   --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Loss on sale of assets, before tax effect                         --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Interest rate swaps marked to fair value                          --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             --            --            45
      Prepaid expenses and other                                     483             --             --             1            --
      Due from/to Interstate Hotels & Resorts                         --             --             --            --            --
      Due from subsidiaries                                       (4,787)        (1,192)        (2,153)       (1,634)       (2,529)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        135             79             67           (46)          (72)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities          3,090            545            318           239           231
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (3,090)          (545)          (318)         (239)         (231)
  Proceeds from sales of assets                                       --             --             --            --            --
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                         --             --             --            --            --
  Decrease in restricted cash                                         --             --             --            --            --
  Costs associated with disposition program and other, net            --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities         (3,090)          (545)          (318)         (239)         (231)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries                                          --             --             --            --            --
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Distributions paid to partners                                      --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --             --             --            --            --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR TO DATE DECEMBER 31, 2002
(dollars in thousands)

                                                               MERISTAR
                                                                HOTEL         GUARANTOR
                                                               LESSEE,      SUBSIDIARIES                     TOTAL
                                                                 INC.           TOTAL      ELIMINATIONS   CONSOLIDATED
                                                              ----------    ------------   ------------   ------------
Cash flows from operating activities:

  Net (loss) income                                              (23,892)       (31,560)        33,753     $ (170,819)
  Adjustments to reconcile net income (loss) to net cash              --             --             --             --
    provided by (used in) operating activities:                       --             --             --             --
    Depreciation and amortization                                  4,874         61,464             --        125,365
    Equity in earnings of affiliate                                   --             --        (33,753)            --
    Loss on asset impairments                                         --         55,152             --         78,732
    Loss on sale of assets, before tax effect                         --          6,390             --         21,197
    Loss on fair value of non-hedging derivatives                     --             --             --          4,735
    Write down of note receivable with Interstate Hotels
      & Resorts                                                       --             --             --         14,517
    Minority interests                                                --             --             --            (15)
    Amortization of unearned stock based compensation                 --             --             --          4,543
    Interest rate swaps marked to fair value                          --             --             --         (7,612)
    Deferred income taxes                                             --           (128)            --         (2,038)
    Changes in operating assets and liabilities:                      --             --             --             --
      Accounts receivable, net                                    (1,785)        (1,669)            --         (9,650)
      Prepaid expenses and other                                  (1,485)        (1,032)            --         (3,401)
      Due from/to Interstate Hotels & Resorts                      6,613          6,613             --          6,757
      Due from subsidiaries                                        4,429        (96,979)            --             --
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         14             99             --         (4,413)
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) operating activities        (11,232)        (1,650)            --         57,898
                                                              ----------     ----------     ----------     ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (1,387)       (28,023)            --        (47,347)
  Proceeds from sales of assets                                       --         17,870             --         60,650
  Net payments from (advances to) Interstate Hotels
    & Resorts                                                       (775)          (775)            --         (7,500)
  Decrease in restricted cash                                         --             --             --            939
  Costs associated with disposition program and other, net            --         (1,118)                       (2,476)
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) investing activities         (2,162)       (12,046)            --          4,266
                                                              ----------     ----------     ----------     ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --       (352,466)
  Proceeds from issuance of long-term debt                            --            312             --        305,258
  Loans to/from subsidiaries                                      15,396         15,396             --             --
  Deferred financing fees                                             --            (10)            --         (4,806)
  Contributions from partners                                         --             --             --          3,153
  Distributions paid to partners                                      --             --             --         (3,060)
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) financing activities         15,396         15,698             --        (51,921)
                                                              ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                               --             --             --            205
                                                              ----------     ----------     ----------     ----------
NET CHANGE IN CASH                                                 2,002          2,002             --         10,448
                                                                                                           ----------
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    16,643         16,643             --         23,441
                                                              ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                          18,645         18,645             --         33,889
                                                              ==========     ==========     ==========     ==========

dollars
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)

                                                               MERISTAR         NON-         MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY    GUARANTOR        SUB 7C,       UPREIT,       SUB 5N,
                                                               OP, L.P.     SUBSIDIARIES        LLC          LLC            LLC
                                                              -----------   ------------    ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $  (44,485)    $   50,782     $       --    $       --    $      895
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                  8,760         52,545             --            --           128
    Equity in earnings of affiliates                             (78,751)            --             --            --            --
    Loss on asset impairments                                         --          5,306             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                  6,666             --             --            --            --
    Write down of investment in STS Hotel net                      2,112             --             --            --            --
    Minority interests                                               (48)            --             --            --            --
    Amortization of unearned stock based compensation              2,263             --             --            --            --
    Deferred income taxes                                         (1,454)            --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                    (3,998)           770             --            --            --
      Prepaid expenses and other assets                           (1,419)        (7,110)            --            --            --
      Due from subsidiaries                                      221,716       (116,558)            --            --        (1,043)
      Due from Interstate Hotels & Resorts                       (24,522)        36,793             --            --           111
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                      4,632           (378)            --            --            (7)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities         91,472         22,150             --            --            84
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (1,121)       (15,383)            --            --           (84)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                    (36,000)            --             --            --            --
  Increase (decrease) in restricted cash                             958         (1,856)            --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities        (36,163)       (17,239)            --            --           (84)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                          (859,653)        (5,245)            --            --            --
  Proceeds from issuance of long-term debt                       932,903            334             --            --            --
  Loans to/from subsidiaries                                      (6,000)
  Deferred financing fees                                        (18,927)            --             --            --            --
  Contributions from partners                                        847             --             --            --            --
  Dividends paid to partners                                     (96,714)            --             --            --            --
  Repurchase of units                                             (1,513)            --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities        (49,057)        (4,911)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                              304             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                 6,556             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                       242             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $    6,798     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 8A,        SUB 8F,        SUB 8G,       SUB 6H,       SUB 8B,
                                                                  LLC           L.P.            LLC           L.P.          LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    1,096     $    1,900     $       --    $      953    $    5,119
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    291            439             --           424         2,337
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                                                                  --            --
      Accounts receivable, net                                        16            182             --            (7)          184
      Prepaid expenses and other assets                               --             (6)            --            --           (11)
      Due from subsidiaries                                       (1,256)         1,979             --        (1,275)       (5,887)
      Due from Interstate Hotels & Resorts                            --             --             --            --          (824)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (61)           125             --           (64)         (262)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             86          4,619             --            31           656
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                    (86)          (152)            --           (31)         (656)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --           (488)            --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities            (86)          (640)            --           (31)         (656)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --         (3,979)            --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --         (3,979)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1C,        SUB 8E,        SUB 7F,       SUB 5L,       SUB 3C,
                                                                 L.P.            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $     (386)    $    1,324     $      491    $    1,106    $      683
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                  1,014            547            461           122           690
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        (4)            62            (26)           --            10
      Prepaid expenses and other assets                               11             --             --            --            (3)
      Due from subsidiaries                                        4,879         (1,231)        (1,307)       (1,272)       (1,149)
      Due from Interstate Hotels & Resorts                        (5,002)          (508)           464           239            98
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (41)           (15)            33           (59)          (65)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            471            179            116           136           264
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (471)          (179)          (116)         (136)         (264)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (471)          (179)          (116)         (136)         (264)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                                                OLD
                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 5R,        SUB 8A,        SUB 6D,       SUB 6E,       SUB 4E,
                                                                  LLC            LLC            LLC           LLC          L.P.
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $       --     $     (822)    $    1,462    $    3,324    $      169
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                     --             89            513         1,672           913
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --          1,077             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --            (31)          (294)           34           (19)
      Prepaid expenses and other assets                               --             (1)            (5)           --            --
      Due from subsidiaries                                           --         (6,670)        (1,768)       (2,905)          254
      Due from Interstate Hotels & Resorts                            --           (962)           375        (1,000)       (1,029)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         --             80             76          (304)            1
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             --         (7,240)           359           821           289
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                     --             --           (359)         (821)         (289)
  Proceeds from sales of assets                                       --          7,800             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net                         (560)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities             --          7,240           (359)         (821)         (289)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1B,        SUB 5F,        SUB 6G,       SUB 8C,       SUB 4C,
                                                                  LLC           L.P.            LLC           LLC          L.P.
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    2,363     $    1,464     $    1,270    $      212    $   (6,123)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    617          1,049            788         1,327           721
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --         5,940
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        16            (25)            36             8           (47)
      Prepaid expenses and other assets                              (13)           (11)            (6)           --            (6)
      Due from subsidiaries                                       (6,311)        (1,945)            21        (1,405)          535
      Due from Interstate Hotels & Resorts                         3,478             --         (1,786)          305          (813)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (18)          (164)           121            24           254
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            132            368            444           471           461
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (132)          (368)          (444)         (471)         (461)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (132)          (368)          (444)         (471)         (461)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 4H,        SUB 7E,        SUB 3D,       SUB 1A,       SUB 5E,
                                                                 L.P.            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $     (193)    $      766     $      719    $    1,120    $    3,155
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    532            607            944           475         1,866
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             53            (19)           40            18
      Prepaid expenses and other assets                               (2)            44             --            --           (15)
      Due from subsidiaries                                          495         (1,510)        (3,088)         (620)       (5,056)
      Due from Interstate Hotels & Resorts                          (794)           213          1,999          (659)          263
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         33             63            (27)         (121)          374
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             71            236            528           235           605
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                    (71)          (236)          (528)         (235)         (605)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities            (71)          (236)          (528)         (235)         (605)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)

                                                               MERISTAR
                                                                SUB 7A        MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                JOINT          SUB 6K,        SUB 2B,       SUB 3A,       SUB 4A,
                                                               VENTURE           LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $      842     $    2,458     $     (228)   $   (2,114)   $   (2,616)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    403            741            380           344            --
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --         2,278         3,433
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                       (13)           (18)            12           (35)           (4)
      Prepaid expenses and other assets                               (4)            (1)            --            --            --
      Due from subsidiaries                                         (816)        (6,051)           298          (875)         (481)
      Due from Interstate Hotels & Resorts                            --          3,142            389           533            (2)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                       (107)           116            135           (68)           (4)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            305            387            986            63           326
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (305)          (387)          (688)          (63)         (326)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (305)          (387)          (688)          (63)         (326)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --           (298)           --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --           (298)           --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR        MDV         MERISTAR
                                                                SUB 4D,        SUB 2A,        SUB 6L,       LIMITED       SUB 5C,
                                                                  LLC            LLC            LLC       PARTNERSHIP       LLC
                                                              ----------     ----------     ----------    -----------   ----------
Cash flows from operating activities:

  Net income (loss)                                           $      127     $     (507)    $      679    $      397    $      447
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    299            315            882           123           583
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        (7)            --            (23)           26           (16)
      Prepaid expenses and other assets                               --             (1)            (5)           --            (4)
      Due from subsidiaries                                          230            865         (1,321)         (470)        1,909
      Due from Interstate Hotels & Resorts                          (209)          (154)            --            --        (2,487)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         30             20            (88)           --           (33)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            470            538            124            76           399
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (470)           (51)          (124)          (76)         (399)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (470)           (51)          (124)          (76)         (399)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --           (487)            --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --           (487)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 6J,        SUB 1D,        SUB 7B,       SUB 7D,       SUB 7G,
                                                                  LLC            L.P.           L.P.          LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    1,635     $    2,983     $     (225)   $    2,600    $     (123)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    611          2,186            888         1,623           731
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        19             30            (13)          741            --
      Prepaid expenses and other assets                               (6)           (20)            --            --            (4)
      Due from subsidiaries                                          450         (5,076)          (372)       (9,079)        1,361
      Due from Interstate Hotels & Resorts                        (2,152)           913             (1)        4,854        (1,582)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (67)            (7)             6           440           (54)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            490          1,009            283         1,179           329
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (490)        (1,009)          (283)       (1,179)         (329)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (490)        (1,009)          (283)       (1,179)         (329)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 6B,        SUB 4I,        SUB 5D,       SUB 5H,       SUB 7H,
                                                                  LLC            L.P.           LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $      403     $  (12,720)    $   (1,739)   $    1,696    $   (2,465)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    451            855          1,420         1,946           699
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --         11,594             --            --         2,705
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --            (24)           --           (39)
      Prepaid expenses and other assets                               (1)            (7)           (53)           --            --
      Due from subsidiaries                                       (1,324)         1,601          3,366        (3,114)       (2,568)
      Due from Interstate Hotels & Resorts                           513           (861)        (2,815)          444         1,961
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         23             50            314          (314)          (56)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities             65            512            469           658           237
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                    (65)          (512)          (216)         (658)         (250)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities            (65)          (512)          (216)         (658)         (250)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --           (253)           --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            13
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --           (253)           --            13
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)

                                                                 AGH          MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                PSS I,         SUB 2D,        SUB 4F,       SUB 5K,       SUB 5M,
                                                                 INC.            LLC            L.P.          LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    1,470     $     (206)    $      710    $    1,287    $    1,515
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                     --            460          1,092         1,181           440
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                         1,099             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                      (908)            --             (4)           --            --
      Prepaid expenses and other assets                              (10)            --             --            --            --
      Due from subsidiaries                                       (3,757)          (795)           481           841        (1,893)
      Due from Interstate Hotels & Resorts                            --          1,226         (2,102)          (24)          233
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        (22)            39             40        (2,397)          (66)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities         (2,128)           724            217           888           229
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (313)          (159)          (217)         (888)         (229)
  Proceeds from sales of assets                                    2,600             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net          (159)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities          2,128           (159)          (217)         (888)         (229)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --           (565)            --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --           (565)            --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 1E,        SUB 5O,        SUB 6M        SUB 4B,       SUB 6C,
                                                                 L.P.            LLC          COMPANY         L.P.          LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    1,296     $      549     $    3,276    $  (13,552)   $    2,335
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    291            220          1,194         1,100           755
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --        12,326            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        35             --             72            --            56
      Prepaid expenses and other assets                               --             --            (62)           (6)           95
      Due from subsidiaries                                       (2,347)          (704)        (5,435)        5,225          (767)
      Due from Interstate Hotels & Resorts                           934             17          1,183        (2,594)       (1,870)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                         --            (16)            (4)          (12)         (128)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities            209             66            224         2,487           476
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (209)           (66)          (224)       (2,487)         (476)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (209)           (66)          (224)       (2,487)         (476)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)


                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 2C,        SUB 4G,        SUB 3B,       SUB 5G,       SUB 5P,
                                                                  LLC            L.P.           LLC          L.P.           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $   (1,028)    $    1,552     $      (20)   $    3,878    $      601
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                  1,026            870            890         6,165            --
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             67              8           383          (319)
      Prepaid expenses and other assets                               --             --             (7)          (14)           --
      Due from subsidiaries                                       (1,738)        (1,170)          (964)       (9,303)         (343)
      Due from Interstate Hotels & Resorts                         3,278         (1,208)           551            (1)           42
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                        101            226           (102)         (132)           19
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities          1,639            337            356           976            --
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                   (652)          (337)          (356)         (976)           --
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities           (652)          (337)          (356)         (976)           --
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                              (987)            --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --             --            --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities           (987)            --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

                                                               MERISTAR       MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                SUB 5J,        SUB 5Q,        SUB 5R,       SUB 8D,       SUB 4J,
                                                                  LLC            LLC            LLC           LLC           LLC
                                                              ----------     ----------     ----------    ----------    ----------
Cash flows from operating activities:

  Net income (loss)                                           $    6,223     $    1,910     $      204    $    1,780    $    1,102
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                  3,364            410          1,673         1,251         1,279
    Equity in earnings of affiliates                                  --             --             --            --            --
    Loss on asset impairments                                         --             --             --            --            --
    Gain on assets sold, before tax effect                            --             --             --            --            --
    Loss on fair value of non-hedging derivatives                     --             --             --            --            --
    Write down of investment in STS Hotel net                         --             --             --            --            --
    Minority interests                                                --             --             --            --            --
    Amortization of unearned stock based compensation                 --             --             --            --            --
    Deferred income taxes                                             --             --             --            --            --
    Changes in operating assets and liabilities:                      --             --             --            --            --
      Accounts receivable, net                                        --             --             11           119            23
      Prepaid expenses and other assets                               --             --            (11)           --            --
      Due from subsidiaries                                       (7,305)          (319)        (2,444)       (2,618)         (601)
      Due from Interstate Hotels & Resorts                           480           (514)         2,269          (184)       (1,012)
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                       (692)          (416)          (115)          (83)         (198)
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) operating activities          2,070          1,071          1,587           265           593
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:

  Capital expenditures for property and equipment                 (2,070)        (1,071)          (762)         (265)         (593)
  Proceeds from sales of assets                                       --             --             --            --            --
  Hotel operating cash received in lease conversion                   --             --             --            --            --
  Net advances to Interstate Hotels & Resorts                         --             --             --            --            --
  Increase (decrease) in restricted cash                              --             --             --            --            --
  Costs associated with disposition program and other, net
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) investing activities         (2,070)        (1,071)          (762)         (265)         (593)
                                                              ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --             --             --            --            --
  Proceeds from issuance of long-term debt                            --             --             --            --            --
  Loans to/from subsidiaries
  Deferred financing fees                                             --             --             --            --            --
  Contributions from partners                                         --             --             --            --            --
  Dividends paid to partners                                          --             --           (825)           --            --
  Repurchase of units                                                 --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
      Net cash provided by (used in) financing activities             --             --           (825)           --            --
                                                              ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                               --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
NET CHANGE IN CASH                                                    --             --             --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            --            --
                                                              ----------     ----------     ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $       --     $       --     $       --    $       --    $       --
                                                              ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001
(dollars in thousands)



                                                               MERISTAR
                                                                HOTEL        GUARANTOR
                                                               LESSEE,      SUBSIDIARIES                     TOTAL
                                                                 INC.          TOTAL       ELIMINATIONS   CONSOLIDATED
                                                              ----------    ------------   ------------   ------------
Cash flows from operating activities:

  Net income (loss)                                           $     (510)        27,969     $  (78,751)    $  (44,485)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                    253         57,960             --        119,265
    Equity in earnings of affiliates                                  --             --         78,751             --
    Loss on asset impairments                                         --         38,276             --         43,582
    Gain on assets sold, before tax effect                            --          2,176             --          2,176
    Loss on fair value of non-hedging derivatives                     --             --             --          6,666
    Write down of investment in STS Hotel net                         --             --             --          2,112
    Minority interests                                                --             --             --            (48)
    Amortization of unearned stock based compensation                 --             --             --          2,263
    Deferred income taxes                                             --             --             --         (1,454)
    Changes in operating assets and liabilities:                      --             --             --             --
      Accounts receivable, net                                     5,717          6,083             --          2,855
      Prepaid expenses and other assets                            6,635          6,490             --         (2,039)
      Due from subsidiaries                                      (10,200)      (105,158)            --             --
      Due from Interstate Hotels & Resorts                         3,715          1,073             --         13,344
      Accounts payable, accrued expenses, accrued interest
        and other liabilities                                      2,323         (1,323)            --          2,931
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) operating activities          7,933         33,546             --        147,168
                                                              ----------     ----------     ----------     ----------

Cash flows from investing activities:
  Capital expenditures for property and equipment                   (547)       (27,972)            --        (44,476)
  Proceeds from sales of assets                                       --         10,400             --         10,400
  Hotel operating cash received in lease conversion                3,257          3,257             --          3,257
  Net advances to Interstate Hotels & Resorts                         --             --             --        (36,000)
  Increase (decrease) in restricted cash                              --           (488)            --         (1,386)
  Costs associated with disposition program and other, net                         (719)                         (719)
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) investing activities          2,710        (15,522)            --        (68,924)
                                                              ----------     ----------     ----------     ----------

Cash flows from financing activities:

  Principal payments on long-term debt                                --         (6,569)            --       (871,467)
  Proceeds from issuance of long-term debt                            --             13             --        933,250
  Loans to/from subsidiaries                                       6,000          6,000             --             --
  Deferred financing fees                                             --             --             --        (18,927)
  Contributions from partners                                         --             --             --            847
  Dividends paid to partners                                          --           (825)            --        (97,539)
  Repurchase of units                                                 --             --             --         (1,513)
                                                              ----------     ----------     ----------     ----------
      Net cash provided by (used in) financing activities          6,000         (1,381)            --        (55,349)
                                                              ----------     ----------     ----------     ----------

Effect of exchange rate changes on cash                               --             --             --            304
                                                              ----------     ----------     ----------     ----------
NET CHANGE IN CASH                                                16,643         16,643             --         23,199

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --             --             --            242
                                                              ----------     ----------     ----------     ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $   16,643     $   16,643     $       --     $   23,441
                                                              ==========     ==========     ==========     ==========